                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                           811-3850

Exact name of registrant as specified in charter:             Delaware Group Tax Free Fund

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        David F. Connor, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      August 31

Date of reporting period:                                     October 31, 2005

Item 1.  Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund of the Registrant, information on which is included in the following shareholder reports.



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group



FIXED INCOME


ANNUAL REPORT AUGUST 31, 2005
--------------------------------------------------------------------------------

                     DELAWARE TAX-FREE USA FUND

                     DELAWARE TAX-FREE INSURED FUND

                     DELAWARE TAX-FREE USA INTERMEDIATE FUND




[Grapic Omitted]
POWERED BY RESEARCH(R)

TABLE
   OF CONTENTS


----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                  1
----------------------------------------------------------------

PERFORMANCE SUMMARIES

    Delaware Tax-Free USA Fund                               6

    Delaware Tax-Free Insured Fund                           8

    Delaware Tax-Free USA Intermediate Fund                 10

    Delaware National High-Yield
      Municipal Bond Fund                                   12

----------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                 14
----------------------------------------------------------------
SECTOR ALLOCATIONS                                          16
----------------------------------------------------------------

FINANCIAL STATEMENTS:

    Statements of Net Assets                                18

    Statements of Operations                                35

    Statements of Changes in Net Assets                     36

    Financial Highlights                                    38

    Notes to Financial Statements                           50

----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   56
----------------------------------------------------------------
OTHER FUND INFORMATION                                      57
----------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    60
----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2005 Delaware Distributors, L.P.

PORTFOLIO                                      DELAWARE NATIONAL TAX-FREE FUNDS
   MANAGEMENT REVIEW                           August 31, 2005

FUND MANAGERS
Joseph R. Baxter, Co-manager
Robert Collins, Co-manager
Patrick P. Coyne, Co-manager

PLEASE DESCRIBE THE OVERALL MARKET CONDITIONS DURING THE FISCAL YEAR.

The last three years have been remarkably similar; at least as it pertains to market expectations and how the actual markets can prove them wrong. In the beginning of calendar years 2003, 2004, and 2005, many market participants appeared convinced that interest rates were unreasonably low, and many managers adjusted the risk profiles of their portfolios to reflect the coming of higher rates and lower bond prices. In each year, the markets weathered the storms and generated positive results, with price gains adding to the income generated. Defensive strategies did not pan out.

Over the 12 months ended August 31, 2005, the fixed income markets rallied while the Federal Reserve was in the midst of tightening credit by raising short-term rates - notably, the fed funds rate. The tightening cycle started at the end of June 2004, prior to the start of the fiscal year, and continues today. As of August 31, 2005, the Federal Reserve raised rates by one quarter of a percentage point at every one of its meetings - a total of eight rate hikes that took the fed funds rate from 1.50% to 3.50%.

While the Federal Reserve's actions sent short-term yields in both the taxable and the tax-exempt bond markets higher, the reaction of the intermediate and long-term markets prompted Fed Chairman Alan Greenspan's "conundrum" comment earlier this year. This type of sustained market rally through a Fed tightening is highly unusual and is precisely what confounded many investors. In the municipal market, yields on two-year, AAA-rated bonds increased by 1.2% during the year, from 1.7% to end the fiscal year near 2.9%. The crossover point where rates were relatively flat year-over-year was in the 10-year maturity range, where rates began and ended the year at about 3.5%. Longer rates fell. For example, yields dropped by four tenths of a percentage on 30-year AAA-rated municipals, ending the fiscal year with yields of approximately 4.3% (source:
Municipal Market Data).

These divergent moves between short-term and long-term rates continued to flatten the yield curve. In the Treasury market, the difference between the two- and 30-year yields narrowed from about two and a half percentage points to less than half of a percent at the end of the fiscal year. Some market strategists have started discussing the prospects for, and implications of, an inverted curve. Historically, an inverted yield curve has been associated with the onset of an economic recession. The curve in the tax-exempt markets flattened as well, but not quite as dramatically. While the difference between two- and 30-year high-grade municipal bonds started the year at 2.9%, it narrowed by 1.5%, ending the year with a 1.4% differential. Historically, when the Treasury market has inverted, the municipal market has maintained a positively sloped curve.

Municipal bonds, particularly long-term bonds, traded weaker relative to Treasuries during the year. Yields on 30-year AAA-rated municipals, measured as a percentage of the yield on long Treasury bonds, started the fiscal year at about 95%. By the end of June 2005, the ratio had increased above 100%. This would be typical - the market was rallying and the Treasury market led the way toward lower yields. The municipal market recaptured some of that underperformance in the last two months, ending the year with yields at about 98% of the long Treasury bond.

Credit has performed well this year, partially due to investors' desire to seek higher yields, but also due to the fact that quality continued to improve throughout the municipal market. A strong economic backdrop has largely been the cause. Revenue recovery has firmly taken hold and is easing the transition to structural budget balance for most states. Driving the revenue gains, total non-farm payrolls increased 1.7% in the 12-months ending July 2005, while the unemployment rate decreased from 5.5% to 5.0% (source: U.S. Department of Labor). As a result, most states are experiencing better-than-budgeted growth to date for fiscal 2005, which is providing additional resources to balance fiscal 2006 and lending support for growing spending demands.

For the first nine months of fiscal 2005, state revenues were up a total of 9.5%, with personal income tax and sales tax increases leading the way. Additional factors contributing to positive revenue trends were conservative budget forecasting, low interest rates, and the strong real estate market (source: Municipal Market Data).

Spending pressures still loom, threatening budget stability. The federal government will likely be a source of budget strain in the coming years as it grapples with its own budget deficit. States may also have to deal with traditional budget issues such as social service programs and education funding. The future in most states will depend on economic performance, sustained structural balance, and progress in re-building budget reserves.

Municipal bond issuance remained robust in 2005. As of August 31, 2005, issuance totaled $275.49 billion, a 13.10% increase over the same period last year. Total issuance in 2005 may even surpass the record of $384 billion sold in 2003 if this pace continues. Drivers of this record volume continue to be the low interest rate environment and the flattening yield curve, both of which stimulate refunding activity. Year-to-date, refunding activity was up 62.1% from the same period a year ago. At the same time, low rates are attractive for new money sales, which increased 12.8% (source: Municipal Market Data). The healthcare sector has seen significant increase in new-money issuance due to the sector's improved credit conditions and need to invest in facilities. Other sectors that registered significant jumps in issuance included transportation and general purpose bonds.

HOW DID THE FUNDS PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended August 31, 2005, Delaware Tax-Free USA Fund returned 7.23% (Class A shares at net asset value with distributions reinvested) and 2.41% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper General Municipal Debt Funds Average, which returned 4.73%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

For the fiscal year ended August 31, 2005, Delaware Tax-Free Insured Fund returned 5.73% (Class A shares at net asset value with distributions reinvested) and 1.01% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper Insured Municipal Debt Funds Average, which returned 4.33%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

For the fiscal year ended August 31, 2005, Delaware Tax-Free USA Intermediate Fund returned 5.63% (Class A shares at net asset value with distributions reinvested) and 2.75% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper Intermediate Municipal Debt Funds Average, which returned 3.70%, and the Merrill Lynch 3-7 Year Municipal Bond Index, which returned 2.11% for the 12-month period (source: Lipper, Inc.).*

For the fiscal year ended August 31, 2005, Delaware National High-Yield Municipal Bond Fund returned 8.93% (Class A shares at net asset value with distributions reinvested) and 4.04% (at maximum offer price with distributions reinvested). Class A shares (at net asset value with distributions reinvested) outperformed both the Lipper High Yield Municipal Debt Funds Average, which returned 8.71%, and the Lehman Brothers Municipal Bond Index, which returned 5.31% for the 12-month period (source: Lipper, Inc.).*

FOR EACH FUND, WHAT STRATEGIES CONTRIBUTED TO FUND PERFORMANCE?
The Funds' returns were generally aided by yield curve positioning, credit spread tightening, sector concentration, and security selection. The relative contribution of these first three components varies based on the individual Fund's mandate by prospectus. The fourth factor, security selection, is the heart of our investment process and is the primary source of our excess returns.

While the Federal Reserve raised short-term rates, long-term bond yields declined as inflation remained tame during a period of moderate growth. This resulted in what is termed as a "flattening of the yield curve," where the difference between long- and short-term rates narrows. The Funds are positioned to take advantage of this environment, combining long maturity bonds that participate in the rally and shorter duration securities with high coupons trading to short calls that are less price sensitive. This is known as a "barbell" portfolio structure, and it generally aided our performance.

When the yield curve flattens and long-term interest rates decline, market participants seek alternative sources of yield. This is often found in lower-rated bonds, and as the market reaches for this yield it causes the credit curve to tighten and results in good performance for those securities. Securities rated A, BBB, and non-investment grade have all outperformed high-grade and insured bonds in the municipal market over the past year. The Funds benefited from allotment to these higher risk credits.

*For complete annualized performance, see tables on pages six, eight, 10, and 12.

Two of our favored sectors, healthcare and higher education, benefited from both the market's reach for yield as well as positive fundamentals. The credit and financial environments have been positive for hospitals, as they have received favorable reimbursements from Medicare and the managed care industry. The demographics provided by the baby boom generation have provided favorable enrollment trend at colleges and universities, while a recovering stock market has bolstered endowments. Despite a structural deficit, various bonds issued by the Commonwealth of Puerto Rico also performed well during the period.

Delaware Tax-Free USA Fund has the broadest mandate of our four national funds and has therefore been able to participate in all four sources of return. The Fund is structured as a "barbell"; it has a meaningful allotment in mid-to-lower investment-grade credits and this allowed it to participate in our preferred sectors.

Delaware Tax-Free Insured Fund was positioned to benefit from the flattening of the yield curve with a significant allocation of bonds having final maturities 20 years or longer. Legacy bonds that have short due dates or short calls offset these positions. The Fund's insured mandate limits it from participating in the credit spread tightening of lower rated bonds and therefore certain sectors. The Fund is allowed to own up to 20% of its securities in non-insured bonds and we maximized our use of non-insureds during the period in an attempt to gain excess returns.

Delaware Tax-Free USA Intermediate Fund was also positioned to benefit from a flatter yield curve, but due to its intermediate mandate, the long end of the barbell is structured in the 10- to 20-year part of the curve. The Fund also took advantage of credit spread tightening with a meaningful allotment to A-rated and BBB- rated securities, and some of the sectors that issue in those categories. Excess returns were found in the dedicated tax sector with the bonds issued by the state of New Jersey, which are backed by the cigarette sales tax and in the healthcare sector, in names such as Benedictine Hospital in Duluth, Minnesota and Elliot Hospital in New Hampshire. Higher education securities included the Geneva College in Pennsylvania and an Illinois student housing facility in Chicago. The Fund also owns bonds for Nichols College in Massachusetts.

While Delaware National High-Yield Municipal Bond Fund's structure is also that of a barbell, the securities in it are less sensitive to interest rate movements and more dependent on credit quality. This Fund not only has a healthy allotment in A and BBB-rated bonds, but also in non-investment grade securities. It owns both BB-rated bonds and comparable quality non-rated securities. These rating classes and their corresponding sectors have generally led the way in the municipal market over the last year. In addition to the above-mentioned healthcare and higher education sectors, the continuing care retirement community (CCRC) and tax increment financing (TIF) sectors have been strong performers. CCRC's are retirement communities, combining on campus independent living, assisted-living and skilled nursing facilities. TIFs are land development deals that can be for residential, industrial or commercial use or a combination thereof.

CAN YOU NAME SOME KEY HOLDINGS IN DELAWARE TAX-FREE USA FUND AND DELAWARE NATIONAL HIGH-YIELD FUND?

Some securities that performed well during the fiscal year in Delaware Tax-Free USA Fund include Benedictine Hospital in Duluth Minnesota, Cleveland Clinic in Cuyahoga County Ohio, and Nichols College in Massachusetts. Nichols College was upgraded to investment grade in early 2004 and its market value received the benefit of both the higher rating and the tighter credit spreads. Also in the Fund are the California tobacco bonds that are enhanced by a state appropriation. This is a repeat performer from last year, as the bonds were pre-refunded to their first call date and appreciated significantly in price. We participated in a airline sector performance through industrial development revenue bonds (IDRs) -- tax-exempt securities that are backed by corporate revenues. We held bonds backed by Delta, American, Northwestern, and Continental Airlines, although we currently hold only the American and Northwest bonds.

In the Delaware National High-Yield Municipal Bond Fund, securities held include such hospitals as St. Francis in Shakopee Minnesota, Jordan Hospital in Massachusetts, and Yavapai Regional Medical Center in Arizona. Also contributing were a TIF deal in Midtown Miami, a CCRC in Gainesville Georgia and a multifamily housing project in Rochester Minnesota. Also among the top returning securities were Continental and Northwest Airlines IDRs, but the latter is the only position we currently hold.

WHAT DETRACTED FROM FUND PERFORMANCE?
Detracting from our Funds' performance relative to the benchmark was the decision to avoid the unenhanced tobacco sector. This has been the best performing sector in the municipal bond market over the past year. The master settlement agreement between the major tobacco companies and 46 states secures these bonds. However, the sector is subject to litigation risk. We are comfortable foregoing this potential source of volatility in the Funds.

Airline securities significantly outperformed the municipal market this year during the second quarter, which is a traditional busy season. We underperformed when we did participate in this sector, due to an underweight, as we are concerned about the long-term fundamentals of the industry. We did hold the aforementioned positions in several funds, but were underweight versus the benchmark and our peers.

The decision to hold high coupon, short-call legacy bonds provides an above market yield to the portfolios and helps to balance the Funds' interest rate exposure, offsetting the bonds with long maturities. However, during the fiscal year it resulted in negligible price performance during market rallies due to the short duration of the securities. Our decision to hold underperforming bonds, too, detracted from performance.

GLOSSARY
AVERAGE MATURITY: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

BASIS POINT: One one-hundredth of one percentage point, or 0.01%.

DURATION: A measure of a bond or bond fund's sensitivity to changes in interest rates. All else being equal, a fund with a duration of four years would fall about 4% in response to a one-percentage-point rise in rates, and vice versa.

SPREAD: the difference between any two prices or yields.

YIELD CURVE: A curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time.

                      This page intentionally left blank.

PERFORMANCE SUMMARY
   DELAWARE TAX-FREE USA FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free USAFund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


FUND PERFORMANCE
Average Annual Total Returns

Through August 31, 2005                     Lifetime   10 Years  Five Years  One Year
---------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
Excluding Sales Charge                        +7.88%    +5.29%     +6.71%     +7.23%
Including Sales Charge                        +7.65%    +4.81%     +5.73%     +2.41%

---------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                        +4.82%    +4.62%     +5.88%     +6.42%
Including Sales Charge                        +4.82%    +4.62%     +5.64%     +2.42%

---------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                        +4.31%               +5.88%     +6.42%
Including Sales Charge                        +4.31%               +5.88%     +5.42%
---------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Performance reflects certain expense limitations in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$476 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
121

--------------------------------------------------------------------------------
FUND START DATE:
January 11, 1984

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
YOUR FUND MANAGERS:
Joseph R. Baxter is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert Collins is Vice President and Senior Portfolio Manager of municipal bond development. Prior to joining Delaware Investments, Mr. Collins was a Senior Vice President and Director of Portfolio Management in the Municipal Investment Group within PNC Advisors.

Patrick P. Coyne is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Patrick Coyne joined Delaware Investments fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DMTFX
Class B  DTFCX
Class C  DUSCX

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                               [Graphic Omitted]

                  DELAWARE TAX-FREE               LEHMAN BROTHERS
                       USA FUND                 MUNICIPAL BOND INDEX
         AUG-95          $9,550                      $10,000
         AUG-96          $9,732                      $10,524
         AUG-97         $10,491                      $11,496
         AUG-98         $11,331                      $12,491
         AUG-99         $11,002                      $12,553
         AUG-00         $11,563                      $13,403
         AUG-01         $12,742                      $14,769
         AUG-02         $13,361                      $15,691
         AUG-03         $13,871                      $16,183
         AUG-04         $14,912                      $17,334
         AUG-05         $15,990                      $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limit was in effect beginning August 1, 2001. Performance would have been lower had the expense limit not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Past performance is not a guarantee of future results.

PERFORMANCE SUMMARY
   DELAWARE TAX-FREE INSURED FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free Insured Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns

Through August 31, 2005                                   Lifetime  10 Years  Five Years  One Year
-----------------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
Excluding Sales Charge                                     +6.91%    +5.40%     +6.15%     +5.73%
Including Sales Charge                                     +6.66%    +4.91%     +5.18%     +1.01%

-----------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                     +4.92%    +4.72%     +5.32%     +4.92%
Including Sales Charge                                     +4.92%    +4.72%     +5.08%     +0.92%

-----------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                     +4.36%               +5.32%     +4.92%
Including Sales Charge                                     +4.36%               +5.32%     +3.92%
-----------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

Performance reflects certain expense limitations in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$61 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
49

--------------------------------------------------------------------------------
FUND START DATE:
March 25, 1985

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Joseph R. Baxter
Patrick P. Coyne
Robert Collins

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DMFIX
Class B  DTXBX
Class C  DTXCX

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                               [Graphic Omitted]

                    DELAWARE TAX-FREE         LEHMAN BROTHERS MUNICIPAL
                      INSURED FUND                   BOND INDEX
         AUG-95          $9,550                       $10,000
         AUG-96          $9,921                       $10,524
         AUG-97         $10,720                       $11,496
         AUG-98         $11,533                       $12,491
         AUG-99         $11,362                       $12,553
         AUG-00         $11,987                       $13,403
         AUG-01         $13,222                       $14,769
         AUG-02         $13,920                       $15,691
         AUG-03         $14,339                       $16,183
         AUG-04         $15,274                       $17,334
         AUG-05         $16,149                       $18,254

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect beginning September 1, 2001. Performance would have been lower had the expense limit not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Past performance is not a guarantee of future results.

PERFORMANCE SUMMARY
   DELAWARE TAX-FREE USA INTERMEDIATE FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. The Delaware Tax-Free USA Intermediate Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. A rise/fall in the interest rates can have a significant impact on bond prices and the NAV (net asset value) of the fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

FUND PERFORMANCE
Average Annual Total Returns

Through August 31, 2005                                   Lifetime  10 Years  Five Years  One Year
---------------------------------------------------------------------------------------------------
Class A (Est. 1/7/93)
Excluding Sales Charge                                     +5.92%    +5.66%     +6.48%     +5.63%
Including Sales Charge                                     +5.68%    +5.37%     +5.90%     +2.75%

---------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                                     +5.40%    +5.21%     +5.59%     +4.83%
Including Sales Charge                                     +5.40%    +5.21%     +5.59%     +2.83%

---------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                     +4.71%               +5.59%     +4.74%
Including Sales Charge                                     +4.71%               +5.59%     +3.74%
---------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after five years.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%. Performance reflects certain expense limitations in effect for the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
As of August 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$149 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
136

--------------------------------------------------------------------------------
FUND START DATE:
January 7, 1993

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Joseph R. Baxter
Robert Collins
Patrick P. Coyne

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:
Class A  DMUSX
Class B  DUIBX
Class C  DUICX

--------------------------------------------------------------------------------
PERFORMANCE OF A $10,000 INVESTMENT
August 31, 1995 through August 31, 2005

                               [Graphic Omitted]

DELAWARE TAX-FREE USA INTERMEDIATE FUND PERFORMANCE OF $10,000 INVESTMENT CHART

                  DELAWARE TAX-FREE        MERRILL LYNCH 3-7 YEAR
                 USA INTERMEDIATE FUND      MUNICIPAL BOND INDEX
       AUG-95          $9,725                     $10,000
       AUG-96         $10,165                     $10,369
       AUG-97         $10,832                     $11,023
       AUG-98         $11,627                     $11,793
       AUG-99         $11,661                     $12,075
       AUG-00         $12,325                     $12,715
       AUG-01         $13,557                     $13,964
       AUG-02         $14,320                     $14,899
       AUG-03         $14,876                     $15,478
       AUG-04         $15,967                     $16,215
       AUG-05         $16,865                     $16,557

Chart assumes $10,000 invested on August 31, 1995 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 3-7 year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. An expense limitation was in effect during the periods shown. Performance would have been lower had the expense limit not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Past performance is not a guarantee of future results.

DISCLOSURE                       For the Period March 1, 2005 to August 31, 2005
   OF FUND EXPENSES

As a shareholder of a Fund, you may incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2005 to August 31, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions. In each case, "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DELAWARE TAX-FREE USA FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000
                                                            Expenses
                        Beginning   Ending                Paid During
                         Account   Account    Annualized     Period
                         Value      Value       Expense    3/1/05 to
                         3/1/05    8/31/05       Ratio       8/31/05
--------------------------------------------------------------------------------
Actual Fund Return
Class A                $1,000.00  $1,035.00       0.87%       $4.46
Class B                 1,000.00   1,031.00       1.64%        8.40
Class C                 1,000.00   1,031.00       1.64%        8.40

--------------------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                $1,000.00  $1,020.82       0.87%       $4.43
Class B                 1,000.00   1,016.94       1.64%        8.34
Class C                 1,000.00   1,016.94       1.64%        8.34
--------------------------------------------------------------------------------

DELAWARE TAX-FREE INSURED FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                             Expenses
                        Beginning   Ending                  Paid During
                         Account   Account       Annualize    Period
                          Value     Value         Expense    3/1/05 to
                         3/1/05    8/31/05        Ratio       8/31/05
--------------------------------------------------------------------------------
Actual Fund Return
Class A                $1,000.00  $1,028.60       0.92%       $4.70
Class B                 1,000.00   1,024.60       1.69%        8.62
Class C                 1,000.00   1,024.60       1.69%        8.62

--------------------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                $1,000.00  $1,020.57       0.92%       $4.69
Class B                 1,000.00   1,016.69       1.69%        8.59
Class C                 1,000.00   1,016.69       1.69%        8.59
--------------------------------------------------------------------------------

DELAWARE TAX-FREE USA INTERMEDIATE FUND
   EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Expenses
                       Beginning   Ending                  Paid During
                        Account    Account     Annualized     Period
                         Value      Value       Expense     3/1/05 to
                        3/1/05     8/31/05       Ratio       8/31/05
--------------------------------------------------------------------------------
Actual Fund Return
Class A                $1,000.00  $1,030.50       0.82%       $4.20
Class B                 1,000.00   1,026.10       1.67%        8.53
Class C                 1,000.00   1,026.10       1.67%        8.53

--------------------------------------------------------------------------------
Hypothetical 5% Return (5% return before expenses)
Class A                $1,000.00  $1,021.07       0.82%       $4.18
Class B                 1,000.00   1,016.79       1.67%        8.49
Class C                 1,000.00   1,016.79       1.67%        8.49
--------------------------------------------------------------------------------

SECTOR ALLOCATION                                         As of August 31, 2005
   DELAWARE NATIONAL TAX-FREE FUNDS

Sector designations may be different than the sector designations presented in other Fund materials.

DELAWARE TAX-FREE USA FUND

                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
MUNICIPAL BONDS                                     96.40%
--------------------------------------------------------------
Airline Revenue Bonds                                0.72%

Airport Revenue Bonds                                1.69%

City General Obligation Bonds                        3.48%

Continuing Care/Retirement Revenue Bonds             1.71%

Corporate-Backed Revenue Bonds                       3.36%

Dedicated Tax & Fees Revenue Bonds                   4.24%

Escrowed to Maturity Bonds                           8.48%

Higher Education Revenue Bonds                       9.15%

Hospital Revenue Bonds                              12.07%

Investor Owned Utilities Revenue Bonds               9.65%

Miscellaneous Revenue Bonds                          1.12%

Multifamily Housing Revenue Bonds                    0.93%

Municipal Lease Revenue Bonds                        5.17%

Pre-Refunded Bonds                                   9.25%

Public Power Revenue Bonds                           3.38%

Public Utility District Revenue Bonds                3.33%

School District General Obligation Bonds             0.50%

Single Family Housing Revenue Bonds                  0.17%

Tax Increment/Special Assessment Bonds               0.23%

Territorial General Obligation Bonds                 1.99%

Territorial Revenue Bonds                            9.69%

Turnpike/Toll Road Revenue Bonds                     1.92%

Water & Sewer Revenue Bonds                          4.17%
--------------------------------------------------------------
VARIABLE RATE DEMAND NOTES                           4.07%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                   100.47%
--------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS    (0.47)%
--------------------------------------------------------------
TOTAL NET ASSETS                                   100.00%
--------------------------------------------------------------

DELAWARE TAX-FREE INSURED FUND
                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
MUNICIPAL BONDS                                        96.25%
--------------------------------------------------------------
Airport Revenue Bonds                                   2.61%

City General Obligation Bonds                           5.93%

Continuing Care/Retirement Revenue Bonds                2.18%

Corporate-Backed Revenue Bonds                          1.30%

Dedicated Tax & Fees Revenue Bonds                      5.49%

Escrowed to Maturity Bonds                              1.88%

Higher Education Revenue Bonds                         14.99%

Hospital Revenue Bonds                                  3.52%

Investor Owned Utilities Revenue Bonds                  7.64%

Multifamily Housing Revenue Bonds                      10.19%

Municipal Lease Revenue Bonds                           6.55%

Political Subdivision General Obligation Bonds          0.99%

Pre-Refunded Bonds                                      8.35%

School District General Obligation Bonds                4.28%

Single Family Housing Revenue Bonds                     1.05%

Territorial General Obligation Bonds                    1.93%

Territorial Revenue Bonds                               7.58%

Turnpike/Toll Road Revenue Bonds                        0.87%

Water & Sewer Revenue Bonds                             8.92%
--------------------------------------------------------------
VARIABLE RATE DEMAND NOTES                              1.63%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                       97.88%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES         2.12%
--------------------------------------------------------------
TOTAL NET ASSETS                                      100.00%
--------------------------------------------------------------

SECTOR ALLOCATION                                         As of August 31, 2005
   DELAWARE NATIONAL TAX-FREE FUNDS

Sector designations may be different than the sector designations presented in other Fund materials.


DELAWARE TAX-FREE USA INTERMEDIATE FUND

                                                  PERCENTAGE
SECTOR                                           OF NET ASSETS
--------------------------------------------------------------
MUNICIPAL BONDS                                     94.01%
--------------------------------------------------------------
Airport Revenue Bonds                                1.50%

City General Obligation Bonds                        3.49%

Continuing Care/Retirement Revenue Bonds             1.36%

Corporate-Backed Revenue Bonds                       5.85%

Dedicated Tax & Fees Revenue Bonds                   6.63%

Escrowed to Maturity Bonds                           0.21%

Higher Education Revenue Bonds                      15.45%

Hospital Revenue Bonds                              11.59%

Investor Owned Utilities Revenue Bonds               6.33%

Miscellaneous Revenue Bonds                          2.15%

Municipal Lease Revenue Bonds                        3.43%

Political Subdivision General Obligation Bonds       2.24%

Ports & Harbors Revenue Bonds                        0.37%

Power Authority Revenue Bonds                        1.51%

Pre-Refunded Bonds                                   4.97%

Public Power Revenue Bonds                           1.59%

Recreational Area Revenue Bonds                      0.73%

School District General Obligation Bonds             7.68%

School District Revenue Bonds                        0.76%

State General Obligation Bonds                       2.05%

Tax Increment/Special Assessment Bonds               3.45%

Territorial General Obligation Bonds                 2.29%

Territorial Revenue Bonds                            4.49%

Transportation Revenue Bonds                         0.75%

Turnpike/Toll Road Revenue Bonds                     0.92%

Water & Sewer Revenue Bonds                          2.22%
--------------------------------------------------------------
VARIABLE RATE DEMAND NOTES                           5.32%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                    99.33%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES      0.67%
--------------------------------------------------------------
TOTAL NET ASSETS                                   100.00%
--------------------------------------------------------------

STATEMENTS                                            DELAWARE TAX-FREE USA FUND
   OF NET ASSETS                                      August 31, 2005


                                                       Principal      Market
                                                         Amount        Value

 MUNICIPAL BONDS - 96.40%
 Airline Revenue Bonds - 0.72%
   Minneapolis/St. Paul, Minnesota
     Metropolitan Airports Commission
     Special Facilities Revenue
     (Northwest Airlines, Inc. Project)
     Series A 7.00% 4/1/25 (AMT)                        $1,300,000  $ 1,187,862
   Tulsa, Oklahoma Municipal Airport Trust
     Revenue (American Airlines Corp.)
     7.35% 12/1/11                                       2,250,000    2,252,880
                                                                    -----------
                                                                      3,440,742
                                                                    -----------
 Airport Revenue Bonds - 1.69%
   Capital Trust Agency Florida Revenue
     (Fort Lauderdale/Cargo Acquisition
     Project) 5.75% 1/1/32 (AMT)                         2,500,000    2,542,200
     (Orlando/Cargo Project)
     6.75% 1/1/32 (AMT)                                  2,395,000    2,431,931
   Grapevine, Texas Industrial Development
     Corporate Revenue (Air Cargo)
     6.50% 1/1/24 (AMT)                                    920,000      966,892
   Houston, Texas Industrial Development
     Corporate Revenue (Air Cargo)
     6.375% 1/1/23  (AMT)                                2,000,000    2,087,100
                                                                    -----------
                                                                      8,028,123
                                                                    -----------
 City General Obligation Bonds - 3.48%
   New York City, New York
     Series H 6.125% 8/1/25                              4,245,000    4,511,798
     Series I 5.125% 3/1/23                              5,875,000    6,262,398
     Series J 5.25% 6/1/28                               5,400,000    5,817,690
                                                                    -----------
                                                                     16,591,886
                                                                    -----------
 Continuing Care/Retirement Revenue Bonds - 1.71%
   Colorado Health Facilities Authority
     Revenue (Evangelical Lutheran)
     Series A 5.25% 6/1/34                               3,000,000    3,148,440
   Delaware County, Pennsylvania Industrial
     Development Authority Revenue
     Care Institute (Main Line Care
     Institute Project) 9.00% 8/1/31                     1,777,611    1,718,719
   Gainesville & Hall County, Georgia
     Development Authority Revenue
     (Lanier Village Estates Project)
     Series C 7.25% 11/15/29                             1,000,000    1,115,810
   Lucas County, Ohio Health Care
     Facility Revenue
     (Sunset Retirement Communities)
     Series A 6.625% 8/15/30                             2,000,000    2,172,740
                                                                    -----------
                                                                      8,155,709
                                                                    -----------
 Corporate-Backed Revenue Bonds - 3.36%
   Alliance, Texas Airport Authority
     Special Facilities Revenue
     (Federal Express Corp. Project)
     6.375% 4/1/21 (AMT)                                 2,000,000    2,079,660
   Cloquet, Minnesota Pollution
     Control Revenue (Potlatch Corp.)
     5.90% 10/1/26                                       1,695,000    1,721,086
  ++Columbus, Kansas Industrial Revenue
     (ACE Electrical Acquisition)
     7.00% 8/1/17 (AMT)                                    800,000      228,000

                                                       Principal      Market
                                                         Amount        Value

MUNICIPAL BONDS (continued)
 Corporate-Backed Revenue Bonds (continued)
   Indianapolis, Indiana Airport
     Authority Revenue
     (Federal Express Corp. Project)
     5.10% 1/15/17 (AMT)                                $2,000,000  $ 2,120,260
   Phenix City, Alabama Industrial
     Development Board Environmental
     Improvement Revenue
     (Mead Westvaco Corporation Project)
     Series A 6.35% 5/15/35 (AMT)                        3,000,000    3,260,430
   Puerto Rico Industrial, Medical &
     Environmental Pollution Control
     Facilities Financing Authority Revenue
     (PepsiCo, Inc. Project) 6.25% 11/15/13              1,250,000    1,303,338
   Richmond County, Georgia Development
     Authority Environmental Improvement
     Revenue (International Paper Co.)
     Series B 5.95% 11/15/25 (AMT)                       5,000,000    5,299,800
                                                                    -----------
                                                                     16,012,574
                                                                    -----------
 Dedicated Tax & Fees Revenue Bonds - 4.24%
   Bi-State Development Agency
     Missouri, Illinois Metropolitan District
     (Metrolink Cross County Project)
     Series B 5.00% 10/1/32 (FSA)                        1,000,000    1,058,180
   Massachusetts School Building Authority
     (Ax Revser) Series A
     5.00% 8/15/30 (FSA)                                10,000,000   10,716,800
   New Jersey Economic Development
     Authority (Cigarette Tax)
     5.75% 6/15/34                                       2,000,000    2,151,860
   New York City, New York Transitional
     Finance Authority Series D
     5.00% 2/1/31                                        5,000,000    5,267,150
   Truth or Consequences, New Mexico
     Gross Receipts Tax Revenue
     6.30% 7/1/16                                        1,000,000    1,019,300
                                                                    -----------
                                                                     20,213,290
                                                                    -----------
 Escrowed to Maturity Bonds - 8.48%
   Louisiana Public Facilities Authority
     Hospital Revenue
     (Southern Baptist Hospital, Inc.)
     8.00% 5/15/12                                       5,555,000    6,476,408
   New Jersey State Highway Authority
     Garden State Parkway General Revenue
     (Senior Parkway) (FGIC)
     5.50% 1/1/14                                        5,000,000    5,715,200
     5.50% 1/1/15                                        7,310,000    8,405,477
   Oklahoma State Turnpike Authority Revenue
     (First Senior) 6.00% 1/1/22                        13,535,000   16,953,399
   Virgin Islands Public Finance
     Authority Revenue Series A
     7.30% 10/1/18                                       2,200,000    2,833,490
                                                                    -----------
                                                                     40,383,974
                                                                    -----------

STATEMENTS                                            DELAWARE TAX-FREE USA FUND
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Higher Education Revenue Bonds - 9.15%
   Chattanooga Tennessee Health
     Educational & Housing Facilities
     Board Revenue Series A
     5.125% 10/1/35                                     $3,500,000 $  3,535,560
   Illinois Educational Facilities Authority
     Student Housing Revenue
     (Educational Advancement Fund-
     University Center Project)
     6.25% 5/1/30                                        5,000,000    5,420,200
   Maryland State Economic Development
     Corporation, Student Housing Revenue
     (University of Maryland College
     Park Project) 5.625% 6/1/35                         1,125,000    1,192,601
   Massachusetts State Health & Educational
     Facilities Authority Revenue
     (Nichols College Project) Series C
     6.00% 10/1/17                                       1,000,000    1,071,430
     6.125% 10/1/29                                      1,000,000    1,064,460
   Milledgeville-Baldwin County, Georgia
     Development Authority Revenue
     (Georgia College & State
     University Foundation) 6.00% 9/1/33                 1,000,000    1,092,630
   New Hampshire Higher Educational &
     Health Facilities Authority Revenue
     (New Hampton School Issue)
     5.375% 10/1/28                                      3,070,000    3,025,946
   New Jersey State Educational Facilities
     Authority Revenue
     (Stevens Institute of Technology)
     Series B 5.25% 7/1/24                               2,085,000    2,204,825
   &New York State Dormitory Authority
     Revenues (Drivers-107) Inverse Floater
     6.465% 5/15/15 (MBIA)                              20,000,000   23,918,200
   Vermont University & State Agriculture
     College 5.125% 10/1/37 (AMBAC)                      1,000,000    1,060,090
                                                                    -----------
                                                                     43,585,942
                                                                    -----------
 Hospital Revenue Bonds - 12.07%
   Akron Bath Copley, Ohio Joint Township
     Hospital District Revenue
     (Summa Health System)
     Series A 5.25% 11/15/31 (RADIAN)                    3,000,000    3,184,110
   Cando, North Dakota Nursing
     Facility Revenue
     (Towner County Medical Center Project)
     7.125% 8/1/22                                       1,000,000    1,011,810
   Chatham County, Georgia Hospital
     Authority Revenue
     (Memorial Health Medical Center)
     Series A 6.125% 1/1/24                              1,000,000    1,099,650
   Cuyahoga County, Ohio Revenue
     (Cleveland Clinic Health Systems)
     Series A 5.50% 1/1/29                               7,500,000    8,064,300
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     (Benedictine Health System -
     St. Mary's Hospital) 5.25% 2/15/33                  5,825,000    6,123,007

                                                       Principal      Market
                                                         Amount        Value

MUNICIPAL BONDS (continued)
 Hospital Revenue Bonds (continued)
   Florence County, South Carolina
     Hospital Revenue
     (McLeod Regional Medical Center
     Project) Series A 5.25% 11/1/27 (FSA)              $2,355,000  $ 2,558,189
   Henrico County, Virginia Economic
     Development Authority Revenue
     (Bon Secours Health System, Inc.)
     Series A 5.60% 11/15/30                             3,140,000    3,344,571
   Illinois Health Facilities Authority Revenue
     (Elmhurst Memorial Health Care Project)
     5.625% 1/1/28                                       2,000,000    2,141,020
   Louisiana Public Facilities Authority Revenue
     (Ochsner Clinic Foundation Project)
     Series B 5.50% 5/15/32                              1,500,000    1,558,530
   Maryland State Health & Higher Educational
     Facilities Authority Revenue
     (Union Hospital Cecil County Issue)
     5.00% 7/1/40                                        2,345,000    2,420,063
   Michigan State Hospital Finance
     Authority Revenue
     (Ascension Health Credit Group)
     Series B 5.25% 11/15/26                             3,500,000    3,718,925
     (Oakwood Obligation Group)
     Series A 5.75% 4/1/32                               2,500,000    2,688,000
     (Trinity Health Credit)
     Series C 5.375% 12/1/30                             6,000,000    6,380,400
   Multnomah County, Oregon Hospital
     Facilities Authority Revenue
     (Providence Health System)
     5.25% 10/1/22                                       3,000,000    3,278,370
   New York State Dormitory Authority
     (Catholic Health Services of Long Island-
     St. Francis Hospital Project)
     5.10% 7/1/34                                        2,500,000    2,584,600
   North Carolina Medical Care
     Commission Hospital Revenue
     (Northeast Medical Center Project)
     5.125% 11/1/34                                      1,250,000    1,320,963
   Prince William County, Virginia Industrial
     Development Authority Hospital Revenue
     (Potomac Hospital Corp.)
     5.35% 10/1/36                                       1,750,000    1,864,328
   South Miami, Florida Health Facilities
     Authority Hospital Revenue
     (Baptist Health South Florida Group)
     5.25% 11/15/33                                      4,000,000    4,198,840
                                                                    -----------
                                                                     57,539,676
                                                                    -----------
 Investor Owned Utilities Revenue Bonds - 9.65%
   Brazos, Texas River Authority
     Pollution Revenue
     (TXU Energy Co. Project) Series B
     6.30% 7/1/32 (AMT)                                  3,500,000    3,797,640
   Clark County, Nevada Industrial
     Development Revenue
     (Nevada Power Co. Project) Series C
     7.20% 10/1/22                                       8,000,000    8,127,198

STATEMENTS                                            DELAWARE TAX-FREE USA FUND
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Investor Owned Utilities Revenue Bonds (continued)
   Midland County, Michigan Economic
     Development Subordinate
     Limited Obligation
     (Midland Congeneration Project)
     Series A 6.875% 7/23/09 (AMT)                      $3,050,000 $  3,206,008
   Mississippi Business Finance Corporation
     Pollution Control Revenue
     (System Energy Resources, Inc. Project)
     5.90% 5/1/22                                        3,000,000    3,084,480
   Pennsylvania Economic Development
     Financing (Reliant Energy)
     Series B 6.75% 12/1/36 (AMT)                        3,250,000    3,508,310
   Petersburg, Indiana Pollution
     Control Revenue
     (Indianapolis Power & Light Co. Project)
     6.375% 11/1/29 (AMT)                                4,250,000    4,555,703
     6.625% 12/1/24                                      4,500,000    4,600,845
   Port Morrow, Oregon Pollution
     Control Revenue
     (Portland General Electric Co.)
     Series A 5.20% 5/1/33                               2,000,000    2,089,520
   Sabine, Texas River Authority Pollution
     Control Revenue
     (Southwestern Electric Power Co.)
     6.10% 4/1/18 (MBIA)                                 4,000,000    4,145,760
   Suffolk County, New York Industrial
     Agency Development Revenue
     (Keyspan-Port Jefferson Project)
     5.25% 6/1/27 (AMT)                                  3,500,000    3,667,790
   Sweetwater County, Wyoming
     Pollution Control Revenue
     (Idaho Power Co. Project)
     Series A 6.05% 7/15/26                              5,000,000    5,190,600
                                                                    -----------
                                                                     45,973,854
                                                                    -----------
 Miscellaneous Revenue Bonds - 1.12%
   Middlesex County, New Jersey Improvement
     Authority Senior Revenue
     (Heldrich Center Hotel/
     Conference Project) Series A
     5.00% 1/1/32                                        1,500,000    1,508,235
     5.125% 1/1/37                                       1,500,000    1,513,740
   Wisconsin Center District Tax Revenue
     (Junior Dedicated)
     5.25% 12/15/23 (FSA)                                2,000,000    2,326,240
                                                                    -----------
                                                                      5,348,215
                                                                    -----------
 Multifamily Housing Revenue Bonds - 0.93%
   Milwaukee, Wisconsin Redevelopment
     Authority Multifamily Revenue
     (City Hall Square)
     6.30% 8/1/38 (FHA) (AMT)                            1,455,000    1,545,254
   North Dakota State Housing Finance
     Agency Multifamily Revenue
     Series A 6.15% 12/1/17 (FNMA)                       1,300,000    1,330,758
   Waukesha, Wisconsin Housing Authority
     (Westgrove Woods)
     Series A 6.00% 12/1/31 (GNMA) (AMT)                   1,500,000  1,547,415
                                                                    -----------
                                                                      4,423,427
                                                                    -----------

                                                       Principal      Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Municipal Lease Revenue Bonds - 5.17%
   Alexandria, Virginia Industrial
     Development Authority Revenue
     (Institute for Defense Analyses)
     Series A 5.90% 10/1/30 (AMBAC)                     $5,000,000  $ 5,618,500
   California State Public Works Board
     (Department of General
     Services-Butterfield)
     Series A 5.25% 6/1/30                               2,750,000    2,972,035
   Golden State, California Tobacco
     Securitization Corporation
     Settlement Revenue
     Series A 5.00% 6/1/45 (AMBAC)                      10,000,000   10,434,600
   Linn County, Kansas Certificates
     of Participation 7.25% 3/1/13 (AMT)                   350,000      333,907
   Missouri State Development Finance
     Board Infrastructure Facilities Revenue
     (Branson Landing Project) Series A
     5.25% 12/1/19                                       1,000,000    1,061,860
     5.50% 12/1/24                                         980,000    1,047,973
     5.625% 12/1/28                                      2,930,000    3,146,498
                                                                    -----------
                                                                     24,615,373
                                                                    -----------
ss.Pre-Refunded Bonds - 9.25%
   Cudahy, Wisconsin Community
     Development Authority Lease Revenue
     6.00% 6/1/11-06                                     1,000,000    1,023,420
   Golden State, California Tobacco
     Securitization Corporation Settlement
     Revenue Series B
     5.50% 6/1/43-13                                     7,500,000    8,519,850
     5.625% 6/1/38-13                                    7,500,000    8,583,074
   Michigan State Hospital Finance
     Authority Revenue
     (Genesys Health Systems) Series A
     7.50% 10/1/27-05                                    8,130,000    8,161,544
     8.125% 10/1/21-05                                   4,000,000    4,097,200
   Mississippi Development Bank
     Special Obligation
     (Madison County Hospital Project)
     6.30% 7/1/22-09                                     2,070,000    2,337,527
   New York City, New York Series H
     6.125% 8/1/25-07                                      755,000      808,401
   Payne County, Oklahoma Economic
     Development Authority Student
     Housing Revenue (Collegiate Housing
     Foundation-Oklahoma State University)
     Series A 6.375% 6/1/30-11                           4,000,000    4,623,760
   Puerto Rico Commonwealth
     Public Improvement Series A
     5.125% 7/1/31-11                                    3,495,000    3,849,288
     5.375% 7/1/21-07 (MBIA)                                50,000       52,954
   Southeast Wisconsin Professional
     Baseball Park District Sales Tax Revenue
     5.80% 12/15/26-07 (MBIA)                            1,000,000    1,051,950
   Wisconsin Housing & Economic
     Developing Authority Revenue
     6.10% 6/1/21-17 (FHA)                                 835,000      948,877
                                                                    -----------
                                                                     44,057,845
                                                                    -----------

STATEMENTS                                            DELAWARE TAX-FREE USA FUND
   OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Public Power Revenue Bonds - 3.38%
   Salt River Project Arizona Agriculture
     Improvement & Power District
     Electric Revsalt River Project
     Series A 5.00% 1/1/35                             $15,000,000 $ 16,107,450
                                                                    -----------
                                                                     16,107,450
                                                                    -----------
 Public Utility District Revenue Bonds - 3.33%
   Chelan County, Washington Public Utilities
     District #001 Consolidated Revenue
     (Chelan Hydro System) Series A
     5.45% 7/1/37 (AMBAC) (AMT)                          5,000,000    5,333,950
   Richmond, Virginia Public Utilities Revenue
     5.00% 1/15/27 (FSA)                                10,000,000   10,531,300
                                                                    -----------
                                                                     15,865,250
                                                                    -----------
 School District General Obligation Bonds - 0.50%
   Lewisville, Texas Independent School
     District Permanent School Fund
     6.15% 8/15/21                                       2,160,000    2,382,286
                                                                    -----------
                                                                      2,382,286
                                                                    -----------
 Single Family Housing Revenue Bonds - 0.17%
   New Mexico Mortgage Finance Authority
     Series B Class III 6.75% 7/1/25
     (GNMA) (FNMA)                                         310,000      313,896
     Series E 6.95% 1/1/26 (GNMA) (FNMA)                   265,000      275,873
   Santa Fe, New Mexico Single
     Family Mortgage Revenue
     Series B -1 6.20% 11/1/16
     (GNMA) (FNMA) (AMT)                                   215,000      215,858
   Utah State Housing Finance Agency
     Single Family Mortgage Series A-2
     7.20% 1/1/27 (FHA) (VA) (AMT)                          20,000       20,431
                                                                    -----------
                                                                        826,058
                                                                    -----------
 Tax Increment/Special Assessment Bonds - 0.23%
   Midtown Miami, Florida Community
     Development District Special
     Assessment Revenue
     (Infrastructure Project) Series B
     6.50% 5/1/37                                        1,000,000    1,074,170
                                                                    -----------
                                                                      1,074,170
                                                                    -----------
 Territorial General Obligation Bonds - 1.99%
   Puerto Rico Commonwealth Public
     Improvement Series A
     5.50% 7/1/19 (MBIA)                                 8,000,000    9,485,520
                                                                    -----------
                                                                      9,485,520
                                                                    -----------
 Territorial Revenue Bonds - 9.69%
   Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Series G 5.00% 7/1/42                               6,750,000    7,063,335
   Puerto Rico Commonwealth Industrial
     Development Company General
     Purpose Revenues
     Series B 5.375% 7/1/16                              1,000,000    1,056,880
   Puerto Rico Commonwealth Infrastructure
     Financing Authority Tax Revser B
     5.00% 7/1/41                                        8,000,000    8,436,240

                                                       Principal      Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Territorial Revenue Bonds (continued)
   Puerto Rico Commonwealth Public
     Improvement Series A 5.125% 7/1/31                $ 6,880,000 $  7,209,483
   Puerto Rico Electric Power Authority
     Power Revenue Series II 5.25% 7/1/31                6,000,000    6,448,980
   Puerto Rico Housing, Bank & Finance
     Agency Single Family Mortgage Revenue
     6.25% 4/1/29 (GNMA) (FNMA)
     (FHLMC) (AMT)                                       1,240,000    1,268,867
   Puerto Rico Industrial, Tourist, Educational,
     Medical & Environmental Control Facilities
     (Hospital Auxilio Mutuo Obligated Group)
     Series A 6.25% 7/1/24 (MBIA)                        1,200,000    1,220,424
   Puerto Rico Public Buildings Authority
     Revenue (Government Facilities)
     Series I 5.25% 7/1/33                              12,000,000   12,948,720
   Virgin Islands Water & Power Authority
     Water System Revenue 5.50% 7/1/17                     510,000      526,422
                                                                    ------------
                                                                     46,179,351
                                                                    ------------
 Turnpike/Toll Road Revenue Bonds - 1.92%
   Ohio State Turnpike Commission Revenue
     Series A (FGIC)
     5.50% 2/15/24                                       5,000,000    6,012,350
     5.50% 2/15/26                                       2,590,000    3,135,325
                                                                    ------------
                                                                      9,147,675
                                                                    ------------
 Water & Sewer Revenue Bonds - 4.17%
   Augusta, Georgia Water & Sewer Revenue
     5.25% 10/1/34 (FSA)                                 3,375,000    3,692,216
   New York City, New York Municipal
     Water Finance Authority Water &
     Sewer System Revenue
     Series A 5.125% 6/15/34                            12,125,000   12,927,433
   West Virginia State Water Development
     Authority Revenue (Loan Program III)
     Series A 6.375% 7/1/39 (AMBAC) (AMT)                2,890,000    3,249,892
                                                                    -----------
                                                                     19,869,541
                                                                    -----------
 TOTAL MUNICIPAL BONDS
   (cost $422,484,365)                                              459,307,931
                                                                    -----------

 oVARIABLE RATE DEMAND NOTES - 4.07%
   Chester County, Pennsylvania Industrial
     Development Authority Revenue
     (Archdiocese of Philadelphia)
     2.30% 7/1/31                                        6,000,000    6,000,000
   Pennsylvania Turnpike Commission
     Series Q - Pennsylvania 2.30% 6/1/27                4,400,000    4,400,000
   Philadelphia, Pennsylvania Authority for
     Industrial Development Revenues
     (Newcourtland Elder Services Project)
     2.30% 3/1/27 (LOC PNC Bank)                         9,000,000    9,000,000
                                                                    -----------
 TOTAL VARIABLE RATE DEMAND NOTES
   (cost $19,400,000)                                                19,400,000
                                                                    -----------

STATEMENTS                                            DELAWARE TAX-FREE USA FUND
   OF NET ASSETS (CONTINUED)

 TOTAL MARKET VALUE OF SECURITIES - 100.47%
   (cost $441,884,365)                                             $478,707,931
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.47%)                                            (2,256,224)
                                                                   ------------
 NET ASSETS APPLICABLE TO 40,516,197 SHARES
   OUTSTANDING - 100.00%                                           $476,451,707
                                                                   ============

 Net Asset Value - Delaware Tax-Free USA Fund
   Class A ($453,981,245 / 38,605,351 Shares)                            $11.76
                                                                         ------
 Net Asset Value - Delaware Tax-Free USA Fund
   Class B ($16,506,973 / 1,403,728 Shares)                              $11.76
                                                                         ------
 Net Asset Value - Delaware Tax-Free USA Fund
   Class C ($5,963,489 / 507,118 Shares)                                 $11.76
                                                                         ------

 COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
 Shares of beneficial interest
   (unlimited authorization - no par)                              $447,927,164
 Distributions in excess of net investment income                       (12,071)
 Accumulated net realized loss on investments                        (8,286,952)
 Net unrealized appreciation of investments                          36,823,566
                                                                   ------------
 Total net assets                                                  $476,451,707
                                                                   ============


SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration

ss.Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financial Statements."

o Variable rate notes. The interest rate shown is the rate as of August 31, 2005.

& An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2005. See Note 7 in "Notes to Financial Statements."

++ Non-income producing security. Security is currently in default.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE TAX-FREE USA FUND
Net asset value Class A (A)                                              $11.76
Sales charge (4.50% of offering price) (B)                                 0.55
                                                                         ------
Offering price                                                           $12.31
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

 See accompanying notes

STATEMENTS                                       DELAWARE TAX-FREE INSURED FUND
   OF NET ASSETS (CONTINUED)                     August 31, 2005

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS - 96.25%
 Airport Revenue Bonds - 2.61%
   Dallas-Fort Worth, Texas International
     Airport Revenue Series A
     5.50% 11/1/31 (FGIC) (AMT)                         $1,500,000  $ 1,602,780
                                                                    -----------
                                                                      1,602,780
                                                                    -----------
 City General Obligation Bonds - 5.93%
   Melrose Park, Illinois Tax Increment
     Series B 6.00% 12/15/19 (FSA)                       1,250,000    1,410,225
   Powell, Ohio 5.50% 12/1/32 (FGIC)                     2,000,000    2,229,660
                                                                    -----------
                                                                      3,639,885
                                                                    -----------
 Continuing Care/Retirement Revenue Bonds - 2.18%
   Colorado Health Facilities Authority Revenue
     (Evangelical Lutheran) Series A
     5.25% 6/1/34                                        1,275,000    1,338,087
                                                                    -----------
                                                                      1,338,087
                                                                    -----------
 Corporate-Backed Revenue Bonds - 1.30%
   Indianapolis, Indiana Airport
     Authority Revenue
     (Federal Express Corp. Project)
     5.10% 1/15/17 (AMT)                                   750,000      795,098
                                                                    -----------
                                                                        795,098
                                                                    -----------
 Dedicated Tax & Fees Revenue Bonds - 5.49%
   New Jersey Economic Development Authority
     (Cigarette Tax) 5.50% 6/15/31                       1,000,000    1,058,090
   New York State Sales Tax Asset Receivables
     Series A 5.25% 10/15/27 (AMBAC)                     1,000,000    1,103,150
   Tampa, Florida Sports Authority Revenue
     (Tampa Bay Arena Project) Sales Tax
     5.75% 10/1/20 (MBIA)                                1,000,000    1,210,050
                                                                    -----------
                                                                      3,371,290
                                                                    -----------
 Escrowed to Maturity Bonds - 1.88%
   New Jersey State Highway Authority
     Garden State Parkway General Revenue
     5.50% 1/1/16 (FGIC)                                 1,000,000    1,154,750
                                                                    -----------
                                                                      1,154,750
                                                                    -----------
 Higher Education Revenue Bonds - 14.99%
   Amherst, New York Industrial Development
     Agency Civic Facilities Revenue
     (UBF Faculty Student Housing) Series A
     5.75% 8/1/30 (AMBAC)                                1,300,000    1,459,860
   Illinois Educational Facilities Authority
     Student Housing Revenue
     (Educational Advancement Funding -
     University Center Project)
     6.25% 5/1/34                                        1,000,000    1,031,210
   Massachusetts State Development
     Finance Agency Revenue
     (Massachusetts College of
     Pharmacy Project) Series C
     5.75% 7/1/33                                          500,000      535,695
   Massachusetts State Industrial Finance
     Agency Revenue Higher Education
     (Clark University Project) 6.10% 7/1/16             1,250,000    1,296,988
   New York State Dormitory Authority Revenue
     (Fashion Institute Student Housing Corp.)
     5.00% 7/1/13 (FGIC)                                 1,000,000    1,104,470

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Higher Education Revenue Bonds (continued)
   Oregon State Facilities Authority Revenue
     (College Independent Student Housing
     Project) Series A 5.25% 7/1/30 (XLCA)              $1,000,000  $ 1,088,440
   Pennsylvania State Higher Educational
     Facilities Authority Revenue
     (Widener University) 5.375% 7/15/29                 1,000,000    1,057,070
   University Massachusetts Building
     Authority Revenue (Refunding-Senior)
     Series 2 5.00% 11/1/25 (AMBAC)                      1,000,000    1,082,370
   University of Central Florida Athletics
     Association Certificates of Participation
     Series A 5.25% 10/1/34 (FGIC)                         500,000      543,420
                                                                    -----------
                                                                      9,199,523
                                                                    -----------
 Hospital Revenue Bonds - 3.52%
   Florence County, South Carolina Hospital
     Revenue (McLeod Regional Medical
     Center Project) Series A
     5.25% 11/1/27 (FSA)                                1,000,000     1,086,280
   Knox County, Tennessee Health
     Educational & Housing Facilities
     Board Hospital Revenue
     (East Tennessee Hospital Project)
     Series B 5.75% 7/1/33                              1,000,000     1,075,190
                                                                    -----------
                                                                      2,161,470
                                                                    -----------
 Investor Owned Utilities Revenue Bonds - 7.64%
   Mason County, West Virginia
     Pollution Control Revenue
     (Appalachian Power Co. Project)
     Series K 6.05% 12/1/24 (AMBAC)                     3,000,000     3,351,840
   Petersburg, Indiana Pollution
     Control Revenue
     (Indianapolis Power & Light Co. Project)
     6.375% 11/1/29 (AMT)                                 750,000       803,948
   South Carolina Jobs Economic Development
     Authority Industrial Revenue
     (South Carolina Electric & Gas Co. Project)
     Series B 5.45% 11/1/32 (AMBAC) (AMT)                 500,000       537,630
                                                                    -----------
                                                                      4,693,418
                                                                    -----------
 Multifamily Housing Revenue Bonds - 10.19%
   Franklin County, Ohio Multi Family Revenue
     (Alger Green) Series A
     5.80% 5/20/44 (GNMA) (AMT)                          1,150,000    1,220,702
   Illinois Development Finance
     Authority Revenue (Section 8) Series A
     5.80% 7/1/28 (FHA) (MBIA)                           2,790,000    2,899,758
   Illinois Housing Development Authority
     Multi Family Revenue
     (Crystal Lake Preservation) Series A-1
     5.80% 12/20/41 (GNMA)                               2,000,000    2,133,140
                                                                    -----------
                                                                      6,253,600
                                                                    -----------

STATEMENTS                                       DELAWARE TAX-FREE INSURED FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Municipal Lease Revenue Bonds - 6.55%
   Alexandria, Virginia Industrial
     Development Authority Revenue
     (Institute for Defense Analyses)
     Series A 5.90% 10/1/30 (AMBAC)                     $1,000,000  $ 1,123,700
   Golden State, California Tobacco
     Securitization Corporation Settlement
     Revenue Series 2005A
     5.00% 6/1/21 (AMBAC)                                1,000,000    1,061,140
   Loudoun County, Virginia Industrial
     Development Authority Public Safety
     Facility Lease Revenue Series A
     5.25% 12/15/23 (FSA)                                  700,000      769,979
   Missouri State Development Finance Board
     Infrastructure Facilities Revenue
     (Branson Landing Project) Series A
     5.50% 12/1/24                                       1,000,000    1,069,360
                                                                    -----------
                                                                      4,024,179
                                                                    -----------
 Political Subdivision General Obligation Bonds - 0.99%
   St. Clair County, Michigan
     5.00% 4/1/21 (AMBAC)                                  565,000      609,737
                                                                    -----------
                                                                        609,737
                                                                    -----------
 ss.Pre-Refunded Bonds - 8.35%
   Golden State, California Tobacco
     Securitization Corporation Settlement
     Revenue Series B 5.50% 6/1/43-13                    1,000,000    1,135,980
   Jackson, Ohio Local School District
     (Stark & Summit Counties)
     School Facilities Construction &
     Improvement 5.625% 12/1/25-10 (FSA)                 1,000,000    1,100,540
   Michigan State Hospital Finance
     Authority Revenue
     (Genesys Health Systems)
     Series A 7.50% 10/1/27-05                           1,500,000    1,505,820
   Vancouver, Washington Limited Tax
     5.50% 12/1/25-10 (AMBAC)                            1,250,000    1,386,075
                                                                    -----------
                                                                      5,128,415
                                                                    -----------
 School District General Obligation Bonds - 4.28%
   Kenowa Hills, Michigan Public Schools
     Refunding 5.00% 5/1/25 (FGIC)                         490,000      528,328
   Pomona, California United School District
     Series A 6.55% 8/1/29 (MBIA)                        1,000,000    1,342,280
   South Redford, Michigan School District
     5.00% 5/1/21 (FGIC)                                   700,000      758,548
                                                                    -----------
                                                                      2,629,156
                                                                    -----------
 Single Family Housing Revenue Bonds - 1.05%
   New Mexico Mortgage Finance Authority
     Single Family Mortgage Program Series C
     6.20% 7/1/26 (GNMA) (FNMA)                            630,000      643,362
                                                                    -----------
                                                                        643,362
                                                                    -----------
 Territorial General Obligation Bonds - 1.93%
   Puerto Rico Commonwealth Public
     Improvement Series A
     5.50% 7/1/19 (MBIA)                                 1,000,000    1,185,690
                                                                    -----------
                                                                      1,185,690
                                                                    -----------

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Territorial Revenue Bonds - 7.58%
   Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Series E 5.50% 7/1/19 (FSA)                        $3,000,000 $  3,557,070
   Puerto Rico Public Buildings
     Authority Revenue
     (Government Facilities) Series J
     5.00% 7/1/36 (AMBAC)                                1,000,000    1,095,190
                                                                    -----------
                                                                      4,652,260
                                                                    -----------
 Turnpike/Toll Road Revenue Bonds - 0.87%
   Pennsylvania State Turnpike Commission
     Series A 5.00% 12/1/34 (AMBAC)                        500,000      533,330
                                                                    -----------
                                                                        533,330
                                                                    -----------
 Water & Sewer Revenue Bonds - 8.92%
   Atlanta, Georgia Water & Waste
     Water Revenue 5.00% 11/1/18 (FSA)                   1,000,000    1,090,080
   Augusta, Georgia Water & Sewer
     Revenue 5.25% 10/1/34 (FSA)                         1,000,000    1,093,990
   Clovis, California Public Financing
     Authority Wastewater Revenue
     5.25% 8/1/30 (MBIA)                                 1,000,000    1,097,600
   Fulton County, Georgia Water & Sewer
     Revenue 5.25% 1/1/35 (FGIC)                         1,000,000    1,088,900
   Green Bay, Wisconsin Water Systems
     Revenue Refunding and Improvements
     Bonds 5.25% 11/1/22 (FSA)                           1,000,000    1,105,180
                                                                    -----------
                                                                      5,475,750
                                                                    -----------
 TOTAL MUNICIPAL BONDS (cost $54,980,051)                            59,091,780
                                                                    -----------
 oVARIABLE RATE DEMAND NOTES - 1.63%
   Philadelphia, Pennsylvania Authority for
     Industrial Development Revenue
     (Newcourtland Elder Services Project)
     2.30% 3/1/27                                        1,000,000    1,000,000
                                                                    -----------
 TOTAL VARIABLE RATE DEMAND NOTES
   (cost $1,000,000)                                                  1,000,000
                                                                    -----------

 TOTAL MARKET VALUE OF SECURITIES - 97.88%
   (cost $55,980,051)                                                60,091,780
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.12%                                         1,303,118
                                                                    -----------
 NET ASSETS APPLICABLE TO 5,444,317 SHARES
   OUTSTANDING - 100.00%                                            $61,394,898
                                                                    ===========

 Net Asset Value - Delaware Tax-Free Insured Fund
   Class A ($52,291,484 / 4,637,117 Shares)                              $11.28
                                                                         ------
 Net Asset Value - Delaware Tax-Free Insured Fund
   Class B ($6,140,888 / 544,550 Shares)                                 $11.28
                                                                         ------
 Net Asset Value - Delaware Tax-Free Insured Fund
   Class C ($2,962,526 / 262,650 Shares)                                 $11.28
                                                                         ------

STATEMENTS                                            DELAWARE TAX-FREE USA FUND
   OF NET ASSETS (CONTINUED)


 COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
 Shares of beneficial interest
   (unlimited authorization - no par)                               $56,575,484
 Distributions in excess of net investment income                        (1,790)
 Accumulated net realized gain on investments                           709,475
 Net unrealized appreciation of investments                           4,111,729
                                                                    -----------
 Total net assets                                                   $61,394,898
                                                                    ===========

 ss.Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financials."

   oVariable rate notes. The interest rate shown is the rate as of August 31, 2005.

 SUMMARY OF ABBREVIATIONS:
 AMBAC - Insured by the AMBAC Assurance Corporation
 AMT - Subject to Alternative  Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Company
 FHA -  Insured by the Federal Housing Administration
 FNMA - Insured by Federal National Mortgage Association
 FSA - Insured by Financial Security Assurance
 GNMA - Insured by Government National Mortgage Association
 MBIA - Insured by the Municipal Bond Insurance Association
 XLCA - Insured by XL Capital Assurance

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE TAX-FREE INSURED FUND
 Net asset value Class A (A)                                             $11.28
 Sales charge (4.50% of offering price) (B)                                0.53
                                                                         ------
 Offering price                                                          $11.81
                                                                         ======

 (A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

 (B) See the current prospectus for purchases of $100,000 or more.

 See accompanying notes

STATEMENTS                               DELAWARE TAX-FREE USA INTERMEDIATE FUND
   OF NET ASSETS (CONTINUED)             August 31, 2005

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS - 94.01%
 Airport Revenue Bonds - 1.50%
   Chicago, Illinois O' Hare International
     Airport Revenue General-Airport-Third
     Lein Series A-2 5.75% 1/1/20
     (FSA) (AMT) $1,000,000 $ 1,124,050
   Metropolitan, Washington D.C. Airport
     Authority Systems Series A
     5.50% 10/1/19 (FGIC) (AMT)                          1,000,000    1,101,610
                                                                    -----------
                                                                      2,225,660
                                                                    -----------
 City General Obligation Bonds - 3.49%
   Cleveland, Ohio 5.25% 12/1/23 (AMBAC)                 1,185,000    1,314,473
   New York City, New York
     Series G 5.25% 8/1/15                               1,000,000    1,100,780
     Series J 5.50% 6/1/23                               1,000,000    1,099,400
   Powell, Ohio 5.50% 12/1/25 (FGIC)                     1,500,000    1,672,245
                                                                    -----------
                                                                      5,186,898
                                                                    -----------
 Continuing Care/Retirement Revenue Bonds - 1.36%
   Apple Valley, Minnesota Economic
     Development Authority Health
     Care Revenue
     (Evercare Senior Living LLC Projects)
     Series A 6.00% 12/1/25                              1,000,000    1,002,340
   Winchester, Virginia Industrial Development
     Authority Residential Care Facilities
     Revenue (Canterbury) Series A
     5.20% 1/1/27                                        1,000,000    1,014,700
                                                                    -----------
                                                                      2,017,040
                                                                    -----------
 Corporate-Backed Revenue Bonds - 5.85%
   Alliance, Texas Airport Authority
     Special Facilities Revenue
     (Federal Express Corp. Project)
     6.375% 4/1/21 (AMT)                                 1,000,000    1,039,830
   Cartersville, Georgia Development
     Authority Waste & Wastewater
     Facilities Revenue
     (Anheuser Busch Project)
     5.10% 2/1/12 (AMT)                                    450,000      484,880
   Dutchess County, New York Industrial
     Development Agency Amount
     5.45% 12/1/29 (AMT)                                 1,500,000    1,618,739
   Indianapolis, Indiana Airport
     Authority Revenue
     (Federal Express Corp. Project)
     5.10% 1/15/17 (AMT)                                   750,000      795,098
   Michigan State Strategic Funding
     Limited Obligation Revenue
     (Detroit Edison Co. Project) Series A
     5.50% 6/1/30 (XLCA) (AMT)                           1,000,000    1,087,970
   Ohio State Air Quality Development
     Authority Revenue Environmental
     Improvement (USX Project)
     5.00% 11/1/15                                       1,000,000    1,071,560
   Prattville, Alabama Industrial
     Development Board Environmental
     Improvement Revenue
     (International Paper Co. Project)
     Series A 6.70% 3/1/24 (AMT)                         1,000,000    1,091,570

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Corporate-Backed Revenue Bonds (continued)
   Sugar Creek, Missouri Industrial
     Development Revenue
     (Lafarge North America) Series A
     5.65% 6/1/37 (AMT)                                 $  500,000    $ 524,025
   Toledo, Lucas County, Ohio Port
     Authority Development Revenue
     (Northwest Ohio Bond Fund -
     Alex Products, Inc.) Series B
     6.125% 11/15/09 (AMT)                                 905,000      982,052
                                                                    -----------
                                                                      8,695,724
                                                                    -----------
 Dedicated Tax & Fees Revenue Bonds - 6.63%
   Casa Grande, Arizona Excise Tax Revenue
     5.00% 4/1/22 (AMBAC)                                1,600,000    1,727,888
   New Jersey Economic Development
     Authority (Cigarette Tax) 5.50% 6/15/31             1,000,000    1,058,090
   New York City, Transitional Finance
     Authority Revenue Refunding -
     Future Tax Secured Series A
     5.50% 11/1/26                                       1,000,000    1,107,350
   New York State Sales Tax Asset Receivables
     Series A 5.25% 10/15/27 (AMBAC)                     1,000,000    1,103,150
   New York State Thruway Authority
     Highway & Bridge (Gen-Second)
     Series B 5.00% 4/1/19 (AMBAC)                       1,500,000    1,648,905
   Wyandotte County, Kansa City Kansas
     Unified Government Special Obligation
     Revenue Refunding-SaleTax-2ND
     Lien-Area B 5.00% 12/1/20                           1,500,000    1,546,635
   Wyoming State Loan & Investment
     Facilities Revenue 5.00% 10/1/24                    1,550,000    1,656,671
                                                                    -----------
                                                                      9,848,689
                                                                    -----------
 Escrowed to Maturity Bonds - 0.21%
   Metropolitan Pier & Exposition Authority
     Illinois Hospitality Facilities
     (McCormick Place Convention Center)
     5.75% 7/1/06                                          110,000      112,242
   Southcentral, Pennsylvania General
     Authority Revenue
     (Wellspan Health Obligated Project)
     5.625% 5/15/26                                        180,000      199,582
                                                                    -----------
                                                                        311,824
                                                                    -----------
 Higher Education Revenue Bonds - 15.45%
   Allegheny County, Pennsylvania Higher
     Education Building Authority University
     Revenue (Duquesne University)
     Series A 5.00% 3/1/16 (FGIC)                        1,000,000    1,095,220
   Chattanooga, Tennessee Health
     Educational & Housing Facilities Board
     Revenue (CDFI Phase I, LLC Project)
     Series B 5.50% 10/1/20                              1,300,000    1,315,235
   Fulton County, Georgia Development
     Authority Revenue
     (Molecular Science Building Project)
     5.25% 5/1/21 (MBIA)                                 1,000,000    1,105,780

STATEMENTS                               DELAWARE TAX-FREE USA INTERMEDIATE FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Higher Education Revenue Bonds (continued)
   Illinois Educational Facilities Authority
     Student Housing Revenue
     (Educational Advancement-University
     Center Project) 6.00% 5/1/22                        $ 750,000   $  812,708
   Indiana State Educational Facilities
     Authority Revenue 5.00% 10/1/34                       500,000      511,745
   Massachusetts State Health & Educational
     Facilities Authority Revenue
     (Nichols College Issue) Series C
     6.125% 10/1/29                                      1,000,000    1,064,460
   Michigan Higher Education Facilities
     Authority Revenue
     (Kalamazoo College Project)
     5.50% 12/1/19                                         500,000      545,120
   New Jersey State Educational Facilities
     Authority Revenue
     (Georgian Court College Project) Series C
     6.50% 7/1/33                                          500,000      570,145
   New York State Dormitory
     Authority Revenue
     (Brooklyn Law School)
     Series A 5.50% 7/1/18 (RADIAN)                      1,000,000    1,109,540
     (Fashion Institute Student Housing Corp.)
     5.00% 7/1/13 (FGIC)                                 1,000,000    1,104,470
     (Long Island University) Series B
     5.50% 9/1/20 (RADIAN)                               1,000,000    1,093,240
   Ohio State Higher Educational
     Facility Revenue
     (John Carroll University) 5.50% 11/15/18              335,000      373,803
    o(Kenyon College Project) 4.70% 7/1/37               1,000,000    1,058,010
   Ohio State University General Receipts
     Series B 5.25% 6/1/21                               1,000,000    1,109,240
   Oregon State Facilities Authority Revenue
     (College Independent Student Housing
     Project) Series A 5.25% 7/1/30 (XLCA)               1,000,000    1,088,440
     (Linfield College Project) Series A
     5.00% 10/1/25                                       1,715,000    1,780,306
   Pennsylvania State Higher Educational
     Facilities Authority College &
     University Revenue
     (Geneva College Project) 6.125% 4/1/22              1,000,000    1,077,790
   Pennsylvania State Higher Educational
     Facilities Authority Revenue
     (Widener University)
     5.00% 7/15/26                                         750,000      776,865
     5.00% 7/15/31                                         550,000      573,260
   Pennsylvania State University
     5.00% 9/1/29                                        1,000,000    1,071,960
   South Carolina Educational Facilities
     Authority For Private Nonprofit Institutions
     (Southern Wesleyan University)
     5.00% 3/1/20                                        1,200,000    1,231,752
   University Northern Colorado Revenue
     Refunding 5.00% 6/1/25 (FSA)                        1,000,000    1,080,440
   University of California Revenue Series A
     5.125% 5/15/20 (AMBAC)                                250,000      275,443
   University of Oklahoma Research Facilities
     5.00% 3/1/23 (AMBAC)                                1,065,000    1,140,903
                                                                    -----------
                                                                     22,965,875
                                                                    -----------

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Hospital Revenue Bonds - 11.59%
   Chatham County, Georgia Hospital
     Authority Revenue
     (Memorial Health Medical Center)
     Series A 6.125% 1/1/24                             $1,000,000  $ 1,099,650
   Cuyahoga County, Ohio Revenue
     (Cleveland Clinic Health System)
     Series A 6.00% 1/1/21                               1,000,000    1,130,070
   Duluth, Minnesota Economic Development
     Authority Health Care Facilities Revenue
     Benedictine Health System
     (St. Mary's Hospital) 5.50% 2/15/23                 1,000,000    1,078,050
   Florence County, South Carolina
     Hospital Revenue
     (McLeod Regional Medical Center Project)
     Series A 5.25% 11/1/27 (FSA)                        1,000,000    1,086,280
   Indiana Health Facility Financing
     Authority Hospital Revenue
     (Deaconess Hospital Obligation)
     Series A 5.375% 3/1/29 (AMBAC)                        700,000      761,943
   Lancaster County, Pennsylvania Hospital
     Authority Revenue (Lancaster General
     Hospital Project) 5.75% 3/15/21                     1,000,000    1,097,300
   Maryland State Health & Higher Education
     Facilities Authority Revenue
     (Union Hospital of Cecil County)
     5.00% 7/1/35                                        1,425,000    1,472,438
     5.625% 7/1/32                                         500,000      537,150
   Michigan State Hospital Finance
     Authority Revenue
     (Trinity Health Credit) Series C
     5.375% 12/1/23                                        500,000      535,550
   Minneapolis, Minnesota Health Care
     System Revenue (Allina Health Systems)
     Series A 5.75% 11/15/32                               500,000      539,180
   Multnomah County, Oregon Hospital
     Facilities Authority Revenue
     (Providence Health System)
     5.25% 10/1/22                                       1,000,000    1,092,790
   New Hampshire Health & Education
     Facilities Authority Revenue
     (Elliot Hospital) Series B 5.60% 10/1/22            1,000,000    1,074,580
   North Texas Health Facilities Development
     Corporation Hospital Revenue
     (United Regional Health Care
     System, Inc. Project) 6.00% 9/1/23                  1,000,000    1,102,310
   Prince William County, Virginia Industrial
     Development Authority Hospital Revenue
     (Potomac Hospital Project)
     5.20% 10/1/30                                         545,000      575,313
   St. Mary Hospital Authority Pennsylvania
     Health System Revenue
     (Catholic Health East) Series A
     5.25% 11/15/16                                      1,200,000    1,311,108

STATEMENTS                               DELAWARE TAX-FREE USA INTERMEDIATE FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Hospital Revenue Bonds (continued)
   St. Paul, Minnesota Housing &
     Redevelopment Authority Hospital
     Revenue (Healtheast Project)
     6.00% 11/15/25                                     $1,000,000  $ 1,104,770
   Terrebonne Parish, Louisiana Hospital
     Service District #1 Hospital Revenue
     (Terrebonne General Medical Center Project)
     5.50% 4/1/33 (AMBAC)                                1,500,000    1,626,240
                                                                    -----------
                                                                     17,224,722
                                                                    -----------
 Investor Owned Utilities Revenue Bonds - 6.33%
   Cambria County, Pennsylvania Industrial
     Development Authority Pollution
     Control Revenue
     (Pennsylvania Electric Co. Project)
     Series A 5.80% 11/1/20 (MBIA)                         500,000      512,265
   Connecticut State Development Authority
     Pollution Control Revenue
     (Connecticut Light & Power Co.)
     3.35% 5/1/31 (AMBAC) (AMT)                          1,300,000    1,296,009
   Farmington, North Mexico Pollution
     Control Revenue
     (El Paso Electric Co. Project) Series A
     4.00% 6/1/32 (FGIC)                                 1,000,000    1,004,110
   Forsyth, Montana Pollution Control Revenue
     (Portland General Project) Series A
     5.20% 5/1/33                                        1,005,000    1,050,547
   Oliver County North Dormitory
     Pollution Control Revenue
     (Square Butte Electric Coop) Series A
     5.30% 1/1/27 (AMBAC)                                1,500,000    1,606,185
   Pennsylvania Economic Development
     Financing (AMT)
     (Reliant Energy) Series B 6.75% 12/1/36               750,000      809,610
     (TXU Electric Co. Project) Series A
     5.125% 12/1/15                                      1,500,000    1,520,790
  Sabine River Authority, Texas Pollution
     Control Revenue (TXU Electric Co. Project)
     Series A 5.50% 5/1/22                               1,000,000    1,070,930
   South Carolina Jobs Economic Development
     Authority Industrial Revenue
     (South Carolina Electric & Gas Co. Project)
     Series B 5.45% 11/1/32 (AMBAC) (AMT)                  500,000      537,630
                                                                    -----------
                                                                      9,408,076
                                                                    -----------
 Miscellaneous Revenue Bonds - 2.15%
   Middlesex County, New Jersey Improvement
     Authority Senior Revenue
     (Heldrich Center Hotel)
     Series A 5.00% 1/1/32                               1,000,000    1,005,490
   New York State Municipal Bond Bank
     Agency Special School Purpose Revenue
     Series C 5.25% 6/1/22                               1,000,000    1,097,190
   Oregon State Department Administrative
     Services Lottery Revenue Refunding
     Series A 5.00% 4/1/18 (FSA)                         1,000,000    1,090,600
                                                                    -----------
                                                                      3,193,280
                                                                    -----------

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Municipal Lease Revenue Bonds - 3.43%
   Albany, New York Industrial Development
     Agency Civic Facility Revenue
     (Charitable Leadership Project)
     Series A 5.75% 7/1/26                               $ 500,000    $ 524,185
   California State Public Works Board Lease
     Revenue Department General Services
     (Butterfield Street) Series A
     5.25% 6/1/25                                        1,000,000    1,091,600
   Golden State, California Tobacco
     Securitization Settlement Revenue
     Series 2005 A 5.00% 6/1/21 (AMBAC)                  1,000,000    1,061,140
   Middle River, Virginia Regional Jail Authority
     Facility Revenue 5.00% 5/15/20 (MBIA)               1,285,000    1,399,095
   New York, New York City Industrial
     Development Agency Revenue
     (Liberty-IAC/Interactivecorp)
     5.00% 9/1/35                                        1,000,000    1,027,010
                                                                    -----------
                                                                      5,103,030
                                                                    -----------
 Political Subdivision General Obligation Bonds - 2.24%
   Lansing, Michigan Community College
     5.00% 5/1/21 (MBIA)                                 1,325,000    1,420,254
   Lunenburg County, Virginia Series B
     5.25% 2/1/29 (MBIA)                                   715,000      789,775
   Middlesex County, New Jersey Improvement
     Authority Revenue (County Guaranteed
     Open Space Trust) 5.25% 9/15/20                     1,000,000    1,116,490
                                                                    -----------
                                                                      3,326,519
                                                                    -----------
 Ports & Harbors Revenue Bonds - 0.37%
   Virginia Port Authority Commonwealth
     Port Fund Revenue Resolution
     5.00% 7/1/12 (AMT)                                    500,000      545,365
                                                                    -----------
                                                                        545,365
                                                                    -----------
 Power Authority Revenue Bonds - 1.51%
   Metropolitan Government Nashville &
     Davidson County, Tennessee Electric
     Revenue Series B 5.50% 5/15/14                      1,000,000    1,148,110
   South Carolina State Public Service
     Authority Revenue Series A
     5.125% 1/1/21 (FSA)                                 1,000,000    1,100,080
                                                                    -----------
                                                                      2,248,190
                                                                    -----------
 ss.Pre-Refunded Bonds - 4.97%
   Arizona State Transportation Board
     Highway Revenue 6.25% 7/1/16-09                     1,850,000    2,061,492
   Forest Grove, Oregon Revenue Campus
     (Pacific University)
     6.30% 5/1/25-10 (RADIAN)                            1,000,000    1,134,830
   Golden State, California Tobacco
     Securitization Settlement Revenue
     Series B Series A 5.75% 6/1/23-08                   1,000,000    1,072,350
   Pennsylvania State Higher Educational
     Facilities Authority College & University
     Revenue (Ursinus College Project)
     5.90% 1/1/27-07                                     1,000,000    1,057,960

STATEMENTS                               DELAWARE TAX-FREE USA INTERMEDIATE FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 ss.Pre-Refunded Bonds (continued)
   Southcentral, Pennsylvania General
     Authority Revenue (Wellspan Health
     Obligated Project) 5.625% 5/15/26-11                $ 820,000   $  927,231
   Virginia State Resource Authority Clean
     Water Revenue (State Revolving Fund)
     6.00% 10/1/16-10                                    1,000,000    1,132,120
                                                                    -----------
                                                                      7,385,983
                                                                    -----------
 Public Power Revenue Bonds - 1.59%
   Salt River Project Arizona Agriculture
     Improvement & Power District Electric
     (System Revsalt River Project)
     Series A 5.00% 1/1/35                               1,500,000    1,610,745
   Texas Municipal Power Agency Revenue
     4.00% 9/1/11 (AMBAC)                                  750,000      756,098
                                                                    -----------
                                                                      2,366,843
                                                                    -----------
 Recreational Area Revenue Bonds - 0.73%
   Hampton, Virginia Convention Center Revenue
     5.25% 1/15/23 (AMBAC)                               1,000,000    1,086,060
                                                                    -----------
                                                                      1,086,060
                                                                    -----------
 School District General Obligation Bonds - 7.68%
   Arlington, Texas Independent School District
     5.00% 2/15/25 (PSF)                                 1,105,000    1,189,919
   Bannock County, Idaho School District #025
     (Pocatello Idaho School Board
     Guaranty Program) 5.00% 8/15/16                     1,100,000    1,213,883
   Belton, Missouri School District #124
     Series B 5.25% 3/1/23                               1,000,000    1,110,090
   Kenowa Hills, Michigan Public Schools
     Refunding 5.00% 5/1/25 (FGIC)                       1,000,000    1,078,220
   Licking County, Ohio Joint Vocational School
     District 5.00% 12/1/19 (MBIA)                       1,000,000    1,088,980
   Licking Heights, Ohio School District
     Refunding (School Facilities
     Construction & Improvements) Series A
     5.00% 12/1/27 (MBIA)                                1,275,000    1,371,161
   Los Angeles California University School
     District Refunding Series A
     5.00% 7/1/25 (FGIC)                                 1,000,000    1,080,170
   Otsego, Michigan Public School District
     5.00% 5/1/21 (FSA)                                  1,185,000    1,279,563
   Salem-Keizer, Oregon School District #24J
     Refunding 5.00% 6/15/19 (FSA)                       1,145,000    1,245,451
   South Redford, Michigan School District
     5.00% 5/1/21 (FGIC)                                   700,000      758,548
                                                                    -----------
                                                                     11,415,985
                                                                    -----------
 School District Revenue Bonds - 0.76%
   Anderson School Building
     5.50% 7/15/25 (FSA)                                 1,000,000    1,124,970
                                                                    -----------
                                                                      1,124,970
                                                                    -----------
 State General Obligation Bonds - 2.05%
   California State 5.25% 11/1/17                        1,000,000    1,102,630
   California State Economic Recovery
     Series A 5.25% 7/1/14                               1,000,000    1,129,100
   Florida State Board Education Capital Outlay
     (Public Education) Series B 5.00% 6/1/10              750,000      810,045
                                                                    -----------
                                                                      3,041,775
                                                                    -----------

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Tax Increment/Special Assessment Bonds - 3.45%
   Allegheny County, Pennsylvania
     Redevelopment Authority Revenue
     (Pittsburgh Mills Project) 5.10% 7/1/14             $ 265,000    $ 276,840
   Pasep Community Development B
     4.875% 5/1/10                                       1,000,000    1,006,820
   Portland, Oregon Urban Renewal &
     Redevelopment Interstate Corridor
     Series A 5.25% 6/15/20 (FGIC)                       1,000,000    1,114,520
   Richmond Heights, Missouri Tax Increment &
     Transaction Sales Tax Revenue
     (Francis Place Redevelopment Project)
     5.625% 11/1/25                                      1,200,000    1,221,228
   St. Joseph, Missouri Industrial Development
     Authority Tax Increment Revenue
     (Shoppes At North Village Project)
     Series A 5.10% 11/1/19                                500,000      501,525
     Series B 5.375% 11/1/23                             1,000,000    1,005,310
                                                                    -----------
                                                                      5,126,243
                                                                    -----------
 Territorial General Obligation Bonds - 2.29%
   Puerto Rico Commonwealth Improvement
     Series A 5.25% 7/1/23                               1,125,000    1,224,349
   Puerto Rico Commonwealth Series A
     5.00% 7/1/30                                        1,000,000    1,071,880
   Puerto Rico Public Finance Corporation
     Commonwealth Appropriation Series A
     (LOC, Puerto Rico Government Bank)
     5.75% 8/1/27                                        1,000,000    1,110,680
                                                                    -----------
                                                                      3,406,909
                                                                    -----------
 Territorial Revenue Bonds - 4.49%
   Puerto Rico Commonwealth Highway &
     Transportation Authority Revenue
     Series D 5.75% 7/1/41                               1,500,000    1,681,200
     Series J 5.50% 7/1/21                               1,000,000    1,113,790
   Puerto Rico Electric Power Authority Power
     Revenue Series OO 5.00% 7/1/13 (CIFG)                  1,000,000 1,103,030
   Puerto Rico Public Buildings Authority
     Revenue (Government Facilities)
     Series J 5.00% 7/1/28                               1,000,000    1,071,880
   Puerto Rico Public Finance Corporate
     Series A 5.25% 8/1/29 (MBIA)                          620,000      683,730
   University of Puerto Rico Revenue
     Series M 5.50% 6/1/15 (MBIA)                        1,000,000    1,017,130
                                                                    -----------
                                                                      6,670,760
                                                                    -----------
 Transportation Revenue Bonds - 0.75%
   Colorado Department Transportation Revenue
     (Anticipation Notes) Series B
     5.00% 12/15/14 (FGIC)                               1,000,000    1,114,420
                                                                    -----------
                                                                      1,114,420
                                                                    -----------
 Turnpike/Toll Road Revenue Bonds - 0.92%
   Pennsylvania State Turnpike Commission
     Revenue Series A
     5.25% 12/1/20 (AMBAC)                               1,230,000    1,369,457
                                                                    -----------
                                                                      1,369,457
                                                                    -----------

STATEMENTS                               DELAWARE TAX-FREE USA INTERMEDIATE FUND
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                         Amount        Value

 MUNICIPAL BONDS (continued)
 Water & Sewer Revenue Bonds - 2.22%
   Atlanta, Georgia Water & Waste Water
     Revenue 5.00% 11/1/18 (FSA)                        $1,000,000  $ 1,090,080
   Clovis, California Public Financing
     Authority Wastewater Revenue
     5.25% 8/1/30 (MBIA)                                 1,000,000    1,097,600
   Green Bay, Wisconsin Water Systems
     Revenue Refunding and
     Improvements Bonds
     5.25% 11/1/22 (FSA)                                 1,000,000    1,105,180
                                                                    -----------
                                                                      3,292,860
                                                                    -----------
 TOTAL MUNICIPAL BONDS (cost $133,980,594)                          139,703,157
                                                                    -----------
 oVARIABLE RATE DEMAND NOTES- 5.32%
   Chester County, Pennsylvania Industrial
     Development Authority Revenue
     (Archdiocese of Philadelphia)
     2.30% 7/1/31                                        1,000,000    1,000,000
   East Bay Municipal Utilities Distributed
     Water System Revenue
     Series B-2 2.28% 6/1/38 (XLCA)                        500,000      500,000
   Philadelphia, Pennsylvania Authority
     for Industrial Development Revenue
     (Newcourtland Elder Services Project)
     2.30% 3/1/27                                        6,400,000    6,400,000
                                                                    -----------
 TOTAL VARIABLE RATE DEMAND NOTES
   (cost $7,900,000)                                                  7,900,000
                                                                    -----------

 TOTAL MARKET VALUE OF SECURITIES - 99.33%
   (cost $141,880,594)                                              147,603,157
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.67%                                           998,187
                                                                    -----------
 NET ASSETS APPLICABLE TO 12,794,633 SHARES
   OUTSTANDING - 100.00%                                           $148,601,344
                                                                   ============

 Net Asset Value - Delaware Tax-Free USA Intermediate Fund
   Class A ($120,273,079 / 10,355,362 Shares)                            $11.61
                                                                         ------
 Net Asset Value - Delaware Tax-Free USA Intermediate Fund
   Class B ($3,202,832 / 275,840 Shares)                                 $11.61
                                                                         ------
 Net Asset Value - Delaware Tax-Free USA Intermediate Fund
   Class C ($25,125,433 / 2,163,431 Shares)                              $11.61
                                                                         ------

COMPONENTS OF NET ASSETS AT AUGUST 31, 2005:
Shares of beneficial interest
  (unlimited authorization - no par)                               $143,239,203
Accumulated net realized loss on investments                           (360,422)
Net unrealized appreciation of investments                            5,722,563
                                                                   ------------
Total net assets                                                   $148,601,344
                                                                   ============

SUMMARY OF ABBREVIATIONS:
AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
CDFI - Community Development Financial Institutions
CIFG - Insured by CDC IXIS Financial Guaranty
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
PSF - Permanent School Fund
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

ss.Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in "Notes to Financials."
  oVariable rate notes. The interest rate shown is the rate as of August 31, 2005.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  DELAWARE TAX-FREE USA INTERMEDIATE FUND
Net asset value Class A (A)                                              $11.61
Sales charge (2.75% of offering price) (B)                                 0.33
                                                                         ------
Offering price                                                           $11.94
                                                                         ======

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
   OF OPERATIONS                                Year Ended August 31, 2005

                                                                Delaware         Delaware          Delaware
                                                                Tax-Free         Tax-Free        Tax-Free USA
                                                                USA Fund        Insured Fund   Intermediate Fund
INVESTMENT INCOME:
 Interest                                                      $25,231,691       $2,952,129       $5,158,280
                                                               -----------       ----------       ----------
EXPENSES:
 Management fees                                                 2,621,345          309,141          593,617
 Distribution expenses -- Class A                                1,229,782          144,780          281,416
 Distribution expenses -- Class B                                  189,661           62,930           35,125
 Distribution expenses -- Class C                                   58,662           23,137          209,370
 Dividend disbursing and transfer agent fees and expenses          307,953           35,772          186,686
 Accounting and administration expenses                            165,019           21,394           41,408
 Reports and statements to shareholders                             98,828           13,275           44,764
 Legal and professional fees                                        76,207           18,614           26,872
 Registration fees                                                  55,087           35,615           40,988
 Insurance fees                                                     30,506            4,337            8,491
 Trustees' fees                                                     24,809            3,217            6,103
 Custodian fees                                                     17,682            2,360            4,544
 Pricing fees                                                        4,179            1,608            3,734
 Taxes (other than taxes on income)                                  2,785              365            1,023
 Other                                                              17,445            2,757            2,788
                                                               -----------       ----------       ----------
                                                                 4,899,950          679,302        1,486,929
 Less expenses absorbed or waived                                 (375,304)         (29,966)        (204,920)
 Less waived distribution expenses -- Class A                     (194,110)         (22,759)        (140,707)
 Less expense paid indirectly                                      (12,079)          (1,583)          (3,075)
                                                               -----------       ----------       ----------
 Total operating expenses                                        4,318,457          624,994        1,138,227
                                                               -----------       ----------       ----------
NET INVESTMENT INCOME                                           20,913,234        2,327,135        4,020,053
                                                               -----------       ----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                         2,541,488          837,585          216,425
 Net change in unrealized appreciation/depreciation
   of investments                                                9,862,168          173,220        2,305,659
                                                               -----------       ----------       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                 12,403,656        1,010,805        2,522,084
                                                               -----------       ----------       ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $33,316,890       $3,337,940       $6,542,137
                                                               ===========       ==========       ==========

 See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
   OF CHANGES IN NET ASSETS

                                                                           Delaware Tax-Free              Delaware Tax-Free
                                                                               USA Fund                      Insured Fund

                                                                              Year Ended                       Year Ended
                                                                       8/31/05          8/31/04         8/31/05          8/31/04
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                              $  20,913,234   $  23,010,855    $   2,327,135   $   2,702,112
 Net realized gain on investments                                       2,541,488         375,000          837,585         668,371
 Net change in unrealized appreciation/depreciation of investments      9,862,168      12,280,683          173,220         763,635
                                                                    -------------   -------------    -------------   -------------
 Net increase in net assets resulting from operations                  33,316,890      35,666,538        3,337,940       4,134,118
                                                                    -------------   -------------    -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Class A                                                            (20,004,240)    (21,714,746)      (2,060,704)     (2,399,145)
   Class B                                                               (694,792)     (1,066,585)        (194,934)       (240,793)
   Class C                                                               (214,202)       (229,524)         (71,497)        (62,174)

 Net realized gain on investments:
   Class A                                                                     --              --         (105,930)             --
   Class B                                                                     --              --          (13,185)             --
   Class C                                                                     --              --           (4,364)             --
                                                                    -------------   -------------    -------------   -------------
                                                                      (20,913,234)    (23,010,855)      (2,450,614)     (2,702,112)
                                                                    -------------   -------------    -------------   -------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Class A                                                             24,251,474      28,738,384        2,659,855       2,654,253
   Class B                                                                705,667       1,047,025          184,583         966,911
   Class C                                                              1,035,529       1,144,768        1,194,109         563,665

 Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                             10,723,495      11,673,132        1,219,344       1,325,637
   Class B                                                                392,819         585,568          117,102         139,876
   Class C                                                                170,783         183,313           35,327          31,760
                                                                    -------------   -------------    -------------   -------------
                                                                       37,279,767      43,372,190        5,410,320       5,682,102
                                                                    -------------   -------------    -------------   -------------
 Cost of shares repurchased:
   Class A                                                            (48,950,197)    (56,907,009)      (6,731,009)     (8,473,975)
   Class B                                                             (7,473,113)    (11,044,588)        (977,643)     (2,141,982)
   Class C                                                             (1,180,661)     (1,181,389)        (309,488)        (75,210)
                                                                    -------------   -------------    -------------   -------------
                                                                      (57,603,971)    (69,132,986)      (8,018,140)    (10,691,167)
                                                                    -------------   -------------    -------------   -------------
Decrease in net assets derived from capital share transactions        (20,324,204)    (25,760,796)      (2,607,820)     (5,009,065)
                                                                    -------------   -------------    -------------   -------------
NET DECREASE IN NET ASSETS                                             (7,920,548)    (13,105,113)      (1,720,494)     (3,577,059)

NET ASSETS:
 Beginning of year                                                    484,372,255     497,477,368       63,115,392      66,692,451
                                                                    -------------   -------------    -------------   -------------
 End of year(1)                                                     $ 476,451,707   $ 484,372,255    $  61,394,898   $  63,115,392
                                                                    ============    =============    =============   =============
 (1)Distributions in excess of net investment income                $     (12,071)  $     (12,071)   $      (1,790)  $      (1,790)

 See accompanying notes

STATEMENTS                                      DELAWARE NATIONAL TAX-FREE FUNDS
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                           Delaware Tax-Free
                                                                                         USA Intermediate Fund

                                                                                               Year Ended
                                                                                         8/31/05          8/31/04
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                                                 $  4,020,053    $  3,191,082
 Net realized gain (loss) on investments                                                    216,425           9,040
 Net change in unrealized appreciation/depreciation of investments                        2,305,659       2,261,985
                                                                                       ------------    ------------
 Net increase in net assets resulting from operations                                     6,542,137       5,462,107
                                                                                       ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
   Class A                                                                               (3,353,356)     (2,607,537)
   Class B                                                                                  (95,959)       (117,263)
   Class C                                                                                 (570,738)       (466,282)
                                                                                       ------------    ------------
                                                                                         (4,020,053)     (3,191,082)
                                                                                       ------------    ------------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Class A                                                                               60,268,006      48,901,601
   Class B                                                                                  329,988         806,273
   Class C                                                                                8,118,530      10,526,986

 Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                2,392,786       1,857,428
   Class B                                                                                   68,135          73,821
   Class C                                                                                  276,166         228,547
                                                                                       ------------    ------------
                                                                                         71,453,611      62,394,656
                                                                                       ------------    ------------
 Cost of shares repurchased:
   Class A                                                                              (21,868,344)    (26,542,632)
   Class B                                                                               (1,002,815)     (1,814,125)
   Class C                                                                               (2,895,030)     (2,476,487)
                                                                                       ------------    ------------
                                                                                        (25,766,189)    (30,833,244)
                                                                                       ------------    ------------
Increase (decrease) in net assets derived from capital share transactions                45,687,422      31,561,412
                                                                                       ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS                                                    48,209,506      33,832,437

NET ASSETS:
 Beginning of year                                                                      100,391,838      66,559,401
                                                                                       ------------    ------------
 End of year(1)                                                                        $148,601,344    $100,391,838
                                                                                       ============    ============
 (1)Undistributed (distributions in excess of) net investment income                   $         --    $         --

 See accompanying notes

FINANCIAL
   HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                     DELAWARE TAX-FREE USA FUND CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03    8/31/02(2)  8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                        $11.460    $11.170     $11.280     $11.320     $10.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                         0.512      0.538       0.537       0.566       0.582
Net realized and unrealized gain (loss) on investments                        0.300      0.290      (0.110)     (0.040)      0.490
                                                                            -------    -------     -------     -------     -------
Total from investment operations                                              0.812      0.828       0.427       0.526       1.072
                                                                            -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                        (0.512)    (0.538)     (0.537)     (0.566)     (0.582)
                                                                            -------    -------     -------     -------     -------
Total dividends and distributions                                            (0.512)    (0.538)     (0.537)     (0.566)     (0.582)
                                                                            -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                              $11.760    $11.460     $11.170     $11.280     $11.320
                                                                            =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                               7.23%      7.54%       3.84%       4.85%      10.19%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                    $453,982   $456,192    $460,917    $495,731    $495,597
Ratio of expenses to average net assets                                       0.86%      0.87%       0.87%       0.87%       0.88%
Ratio of expenses to average net assets prior to expense limitation and
 expenses paid indirectly                                                     0.98%      0.93%       0.97%       0.98%       0.89%
Ratio of net investment income to average net assets                          4.43%      4.72%       4.74%       5.08%       5.29%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                      4.31%      4.66%       4.64%       4.97%       5.28%
Portfolio turnover                                                              47%        32%         96%         99%        103%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                       DELAWARE TAX-FREE USA FUND CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02(2)  8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.460    $11.170     $11.280     $11.320     $10.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.423      0.449       0.449       0.479       0.494
Net realized and unrealized gain (loss) on investments                         0.300      0.290      (0.110)     (0.040)      0.490
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.723      0.739       0.339       0.439       0.984
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.423)    (0.449)     (0.449)     (0.479)     (0.494)
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.423)    (0.449)     (0.449)     (0.479)     (0.494)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.760    $11.460     $11.170     $11.280     $11.320
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                6.42%      6.71%       3.03%       4.04%       9.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $16,507    $22,396     $31,052     $37,448     $39,317
Ratio of expenses to average net assets                                        1.63%      1.65%       1.65%       1.65%       1.68%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.71%      1.71%       1.75%       1.76%       1.69%
Ratio of net investment income to average net assets                           3.66%      3.94%       3.96%       4.30%       4.49%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.58%      3.88%       3.86%       4.19%       4.48%
Portfolio turnover                                                               47%        32%         96%         99%        103%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                       DELAWARE TAX-FREE USA FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02(2)  8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.460    $11.170     $11.280     $11.320     $10.830

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.423      0.449       0.449       0.479       0.494
Net realized and unrealized gain (loss) on investments                         0.300      0.290      (0.110)     (0.040)      0.490
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.723      0.739       0.339       0.439       0.984
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.423)    (0.449)     (0.449)     (0.479)     (0.494)
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.423)    (0.449)     (0.449)     (0.479)     (0.494)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.760    $11.460     $11.170     $11.280     $11.320
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                6.42%      6.71%       3.03%       4.04%       9.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                       $5,963     $5,784      $5,508      $5,979      $6,457
Ratio of expenses to average net assets                                        1.63%      1.65%       1.65%       1.65%       1.68%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.71%      1.71%       1.75%       1.76%       1.69%
Ratio of net investment income to average net assets                           3.66%      3.94%       3.96%       4.30%       4.49%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.58%      3.88%       3.86%       4.19%       4.48%
Portfolio turnover                                                               47%        32%         96%         99%        103%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                    DELAWARE TAX-FREE INSURED FUND CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02     8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.110    $10.880     $11.020     $10.950     $10.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.432      0.471       0.473       0.487       0.483
Net realized and unrealized gain (loss) on investments                         0.192      0.230      (0.140)      0.070       0.560
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.624      0.701       0.333       0.557       1.043
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.432)    (0.471)     (0.473)     (0.487)     (0.483)
Net realized gain on investments                                              (0.022)        --          --          --          --
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.454)    (0.471)     (0.473)     (0.487)     (0.483)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.280    $11.110     $10.880     $11.020     $10.950
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                5.73%      6.55%       3.02%       5.27%      10.30%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $52,291    $54,384     $57,630     $60,365     $62,397
Ratio of expenses to average net assets                                        0.90%      0.93%       0.92%       0.92%       1.02%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  0.99%      0.93%       0.92%       0.92%       1.02%
Ratio of net investment income to average net assets                           3.87%      4.26%       4.25%       4.51%       4.58%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.78%      4.26%       4.25%       4.51%       4.58%
Portfolio turnover                                                               28%        54%        109%        136%        113%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                    DELAWARE TAX-FREE INSURED FUND CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02     8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.110    $10.880     $11.020     $10.950     $10.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.346      0.385       0.386       0.403       0.399
Net realized and unrealized gain (loss) on investments                         0.192      0.230      (0.140)      0.070       0.560
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.538      0.615       0.246       0.473       0.959
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.346)    (0.385)     (0.386)     (0.403)     (0.399)
Net realized gain on investments                                              (0.022)        --          --          --          --
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.368)    (0.385)     (0.386)     (0.403)     (0.399)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.280    $11.110     $10.880     $11.020     $10.950
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                4.92%      5.72%       2.22%       4.46%       9.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                       $6,141     $6,728      $7,614      $7,677      $7,506
Ratio of expenses to average net assets                                        1.67%      1.71%       1.70%       1.70%       1.82%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.72%      1.71%       1.70%       1.70%       1.82%
Ratio of net investment income to average net assets                           3.10%      3.48%       3.47%       3.73%       3.78%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.05%      3.48%       3.47%       3.73%       3.78%
Portfolio turnover                                                               28%        54%        109%        136%        113%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                    DELAWARE TAX-FREE INSURED FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02     8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.110    $10.880     $11.020     $10.950     $10.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.346      0.385       0.386       0.403       0.399
Net realized and unrealized gain (loss) on investments                         0.192      0.230      (0.140)      0.070       0.560
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.538      0.615       0.246       0.473       0.959
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.346)    (0.385)     (0.386)     (0.403)     (0.399)
Net realized gain on investments                                              (0.022)     --           --           --           --
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.368)    (0.385)     (0.386)     (0.403)     (0.399)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.280    $11.110     $10.880     $11.020     $10.950
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                4.92%      5.72%       2.22%       4.46%       9.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                       $2,963     $2,003      $1,448      $1,488      $1,588
Ratio of expenses to average net assets                                        1.67%      1.71%       1.70%       1.70%       1.82%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.72%      1.71%       1.70%       1.70%       1.82%
Ratio of net investment income to average net assets                           3.10%      3.48%       3.47%       3.73%       3.78%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.05%      3.48%       3.47%       3.73%       3.78%
Portfolio turnover                                                               28%        54%        109%        136%        113%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                               DELAWARE TAX-FREE USA INTERMEDIATE FUND CLASS A
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02     8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.390    $11.010     $11.020     $10.890     $10.360


INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.410      0.419       0.435       0.462       0.480
Net realized and unrealized gain (loss) on investments                         0.220      0.380      (0.010)      0.130       0.530
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.630      0.799       0.425       0.592       1.010
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.410)    (0.419)     (0.435)     (0.462)     (0.480)
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.410)    (0.419)     (0.435)     (0.462)     (0.480)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.610    $11.390     $11.010     $11.020     $10.890
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                5.63%      7.36%       3.89%       5.63%      10.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                     $120,273    $77,448     $51,479     $26,075     $19,471
Ratio of expenses to average net assets(2)                                     0.79%      0.80%       0.80%       0.80%       0.80%
Ratio of expenses to average net assets prior to expense limitation and
 expenses paid indirectly                                                      1.11%      1.09%       1.15%       0.94%       1.06%
Ratio of net investment income to average net assets                           3.55%      3.70%       3.85%       4.28%       4.55%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.23%      3.41%       3.50%       4.14%       4.29%
Portfolio turnover                                                               18%        27%        130%        195%        231%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities an Exchange Commission rules, was 0.82%.

See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                                DELAWARE TAX-FREE USA INTERMEDIATE FUND CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02     8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.380    $11.010     $11.020     $10.890     $10.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.313      0.323       0.340       0.371       0.391
Net realized and unrealized gain (loss) on investments                         0.230      0.370      (0.010)      0.130       0.530
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.543      0.693       0.330       0.501       0.921
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.313)    (0.323)     (0.340)     (0.371)     (0.391)
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.313)    (0.323)     (0.340)     (0.371)     (0.391)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.610    $11.380     $11.010     $11.020     $10.890
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                4.83%      6.36%       3.02%       4.74%       9.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                       $3,203     $3,743      $4,538      $3,384      $2,366
Ratio of expenses to average net assets(2)                                     1.64%      1.65%       1.65%       1.65%       1.65%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.81%      1.79%       1.87%       1.79%       1.91%
Ratio of net investment income to average net assets                           2.70%      2.85%       3.00%       3.43%       3.70%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       2.53%      2.71%       2.78%       3.29%       3.44%
Portfolio turnover                                                               18%        27%        130%        195%        231%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities an Exchange Commission rules, was 1.67%.

 See accompanying notes

FINANCIAL
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
                                                                               DELAWARE TAX-FREE USA INTERMEDIATE FUND CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                             8/31/05    8/31/04     8/31/03     8/31/02     8/31/01
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.390    $11.010     $11.020     $10.890     $10.360

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                          0.313      0.323       0.340       0.371       0.391
Net realized and unrealized gain (loss) on investments                         0.220      0.380      (0.010)      0.130       0.530
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.533      0.703       0.330       0.501       0.921
                                                                             -------    -------     -------     -------     -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                                         (0.313)    (0.323)     (0.340)     (0.371)     (0.391)
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.313)    (0.323)     (0.340)     (0.371)     (0.391)
                                                                             -------    -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD                                               $11.610    $11.390     $11.010     $11.020     $10.890
                                                                             =======    =======     =======     =======     =======

TOTAL RETURN(1)                                                                4.74%      6.45%       3.02%       4.74%       9.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                      $25,125    $19,201     $10,542      $7,291      $3,602
Ratio of expenses to average net assets(2)                                     1.64%      1.65%       1.65%       1.65%       1.65%
Ratio of expenses to average net assets prior to expense limitation
 and expenses paid indirectly                                                  1.81%      1.79%       1.87%       1.79%       1.91%
Ratio of net investment income to average net assets                           2.70%      2.85%       3.00%       3.43%       3.70%
Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       2.53%      2.71%       2.78%       3.29%       3.44%
Portfolio turnover                                                               18%        27 %       130%        195%        231%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) Ratio for the year ended August 31, 2004, including fees paid indirectly in accordance with Securities an Exchange Commission rules, was 1.67%.

 See accompanying notes

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
   TO FINANCIAL STATEMENTS                      August 31, 2005


Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds (the "Trust") is organized as a Delaware statutory trust and offers six series:
Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class B shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware National High-Yield Municipal Bond Fund are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the time the shares are held and will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly." The amount of this expense for the year ended August 31, 2005 was as follows:

                     Delaware Tax-Free      Delaware Tax-Free        Delaware Tax-Free
                        USA Fund              Insured Fund         USA Intermediate Fund
                     -----------------      -----------------      ---------------------
Earnings credits         $12,079                 $1,583                   $3,075

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS
   WITH AFFILIATES
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
  On the first $500 million                          0.550%               0.500%                      0.500%
  On the next $500 million                           0.500%               0.475%                      0.475%
  On the next $1.5 billion                           0.450%               0.450%                      0.450%
  In excess of $2.5 billion                          0.425%               0.425%                      0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below.

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
The operating expense limitation
  as a percentage of average daily
  net assets (per annum)                            0.65%                   0.75%                    0.65%
Expiration date                                    10/31/04                10/31/04                 10/31/04
Effective November 1, 2004, the operating
  expense limitation as a percentage of
  average daily net assets (per annum)              0.62%                   0.67%                    0.60%
Expiration date                                    12/29/05                12/29/05                 12/29/05

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, each Fund pays DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for Delaware Tax-Free USA Fund's Class A shares and Delaware Tax-Free Insured Fund's Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of each Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30%, waived to 0.25%, of the average daily net assets representing shares that were acquired on or after June 1, 1992. The contractual 12b-1 fee waiver of 0.25% of average daily net assets is applied to the shares of each Fund that were aquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above. DDLP has contracted to waive distribution and service fees through December 29, 2005 in order to prevent distribution and service fees of Class A from exceeding 0.25% of the average daily net assets for the Delaware Tax-Free USA Fund and Delaware Tax-Free Insured Fund and 0.15% of the average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

At August 31, 2005, the Funds had liabilities payable to affiliates as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
Investment management fee payable
  to DMC                                           $156,575                 $15,224                  $40,785
Dividend disbursing, transfer agent,
  accounting and administration fees
  and other expenses payable to DSC                  44,504                   5,420                   23,915
Other expenses payable to DMC
  and affiliates*                                   143,639                  24,000                   61,540

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal services expenses, including internal legal services provided to each Fund by DMC employees. For the year ended August 31, 2005, each Fund was charged for internal legal services provided by DMC as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
                                                    $24,999                  $3,303                   $6,384

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

For the year ended August 31, 2005, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
                                                    $39,715                  $4,260                  $27,544

For the year ended August 31, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively. These commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
Class A                                              $6,068                $     --                   $4,870
Class B                                               8,849                   9,767                    3,713
Class C                                               1,176                     471                      920

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended August 31, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
Purchases                                      $217,533,603             $16,531,234                $64,438,311
Sales                                           240,699,835              18,037,733                 19,612,652

At August 31, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
Cost of investments                            $441,894,451             $55,980,051               $141,880,594
                                               ------------             -----------               ------------
Aggregate unrealized appreciation              $ 37,303,047             $ 4,111,729               $  5,767,561
Aggregate unrealized depreciation                  (489,567)                     --                    (44,998)
                                               ------------             -----------               ------------
Net unrealized appreciation                    $ 36,813,480             $ 4,111,729               $  5,722,563
                                               ============             ===========               ============

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2005 and 2004 was as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
Year ended 8/31/05
------------------
Tax-exempt income                               $20,913,234              $2,327,135                 $4,020,053
Ordinary income                                          --                  33,676                         --
Long-term capital gain                                   --                  89,803                         --
                                                -----------              ----------                 ----------
Total                                           $20,913,234              $2,450,614                 $4,020,053
                                                ===========              ==========                 ==========

Year ended 8/31/04
------------------
Tax-exempt income                               $23,010,855              $2,702,112                 $3,191,082
                                                -----------              ----------                 ----------
Total                                           $23,010,855              $2,702,112                 $3,191,082
                                                ===========              ==========                 ==========

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)

As of August 31, 2005, the components of net assets on a tax basis were as follows:

                                               Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                                                   USA Fund              Insured Fund         USA Intermediate Fund
                                               -----------------       -----------------      ----------------------
Shares of beneficial interest                  $447,927,164             $56,575,484               $143,239,203
Other temporary differences                         (12,071)                 (1,790)                        --
Undistributed ordinary income                            --                  54,728                         --
Undistributed long-term capital gain                     --                 654,747                         --
Capital loss carryforwards                       (8,276,866)                     --                   (360,422)
Post-October losses                                      --                      --                         --
Unrealized appreciation (depreciation)
  of investments                                 36,813,480               4,111,729                  5,722,563
                                               ------------             -----------               ------------
Net assets                                     $476,451,707             $61,394,898               $148,601,344
                                               ============             ===========               ============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2004 through August 31, 2005 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on certain debt instruments. Results of operations and net assets were not affected by these reclassifications.

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2005, which may be carried forward and applied against future capital gains. Such capital loss carryfowards expire as follows:

                           Delaware Tax-Free       Delaware Tax-Free
Year of Expiration             USA Fund          USA Intermediate Fund
------------------         -----------------     ----------------------
  2008                        $8,276,548                 $63,767
  2009                               318                      --
  2010                                --                      --
  2011                                --                 290,864
  2012                                --                   5,791
                              ----------                --------
  Total                       $8,276,866                $360,422
                              ==========                ========

For the year ended August 31, 2005, the Funds had capital loss carryforwards that were utilized as follows:

                           Delaware Tax-Free       Delaware Tax-Free        Delaware Tax-Free
                               USA Fund              Insured Fund         USA Intermediate Fund
                           -----------------       -----------------      ----------------------
                              $2,514,473                $4,631                    $231,256

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)


5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                            Delaware Tax-Free           Delaware Tax-Free
                                                 USA Fund                  Insured Fund
                                           --------------------        ----------------------
                                                Year Ended                  Year Ended
                                            8/31/05     8/31/04         8/31/05     8/31/04
  Shares sold:
    Class A                               2,090,513   2,542,308          237,100     240,752
    Class B                                  60,705      91,678           16,473      86,796
    Class C                                  89,160     100,047          106,968      51,075

  Shares issued upon reinvestment of
   dividends and distributions:
    Class A                                 923,604   1,022,075          109,000     119,786
    Class B                                  33,850      51,247           10,470      12,642
    Class C                                  14,713      16,055            3,158       2,871
                                        -----------  ----------       ----------  ----------
                                          3,212,545   3,823,410          483,169     513,922
                                        -----------  ----------       ----------  ----------
  Shares repurchased:
    Class A                              (4,224,229) (5,005,013)        (602,318)   (765,235)
    Class B                                (645,620)   (967,610)         (87,777)   (194,050)
    Class C                                (101,597)   (104,261)         (27,732)     (6,844)
                                        -----------  ----------       ----------  ----------
                                         (4,971,446) (6,076,884)        (717,827)   (966,129)
                                        -----------  ----------       ----------  ----------
  Net decrease                           (1,758,901) (2,253,474)        (234,658)   (452,207)
                                        ===========  ==========       ==========  ==========

                                            Delaware Tax-Free
                                           USA Intermediate Fund
                                        ---------------------------
                                                Year Ended
                                            8/31/05     8/31/04
  Shares sold:
    Class A                               5,248,577   4,337,621
    Class B                                  28,724      71,772
    Class C                                 705,277     929,113

  Shares issued upon reinvestment of dividends
   and distributions:
    Class A                                 208,201     164,775
    Class B                                   5,933       6,543
    Class C                                  24,033      20,268
                                        -----------  ----------
                                          6,220,745   5,530,092
                                        -----------  ----------
  Shares repurchased:
    Class A                              (1,903,878) (2,375,615)
    Class B                                 (87,601)   (161,693)
    Class C                                (252,321)   (220,488)
                                        -----------  ----------
                                         (2,243,800) (2,757,796)
                                        -----------  ----------
  Net increase (decrease)                 3,976,945   2,772,296
                                        ===========  ==========

For the years ended August 31, 2005 and 2004, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.


                                                           Year Ended                               Year Ended
                                                             8/31/05                                  8/31/04
                                               -----------------------------------         -----------------------------------
                                               Class B       Class A                       Class B      Class A
                                                shares       shares        Value            shares       shares        Value
                                               --------     --------    ----------         --------     --------    ----------
  Delaware Tax-Free USA Fund                    365,813      365,721    $4,231,193          407,411      407,411    $4,651,731
  Delaware Tax-Free Insured Fund                 21,036       21,036       233,581           42,758       42,758       472,881
  Delaware Tax-Free USA Intermediate Fund        16,264       16,264       185,879           20,911       20,911       236,413

6. LINE OF CREDIT
The Funds, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participate in a $183,100,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2005 or at any time during the year.

NOTES                                           DELAWARE NATIONAL TAX-FREE FUNDS
   TO FINANCIAL STATEMENTS (CONTINUED)

7. CREDIT AND MARKET RISK
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware National High-Yield Municipal Bond Fund invests a portion of its assets in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in inverse floating rate securities ("inverse floaters"), a type of derivative tax-exempt obligation with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments. Such securities are denoted on the Statements of Net Assets.

The Funds may invest a portion of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. At August 31, 2005, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds' liquidity procedures. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets.

8. PRE-REFUNDED BONDS
The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement. Tax Free Insured Funds will purchase escrow secured bonds without additional insurance only where the escrow is invested in securities of the U.S. government or agencies or instrumentalities of the U.S. government.

9. CONTRACTUAL OBLIGATIONS
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

10. TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2005, each Fund designates distributions paid during the year as follows:

                                                    (A)               (B)
                                                Long-Term          Ordinary             (C)
                                              Capital Gains         Income          Tax-Exempt           Total
                                              Distributions      Distributions     Distributions     Distributions
                                               (Tax Basis)         (Tax Basis)      (Tax Basis)        (Tax Basis)
                                             ---------------     -------------     --------------    --------------
Delaware Tax-Free USA Fund                           --                  --               100%              100%
Delaware Tax-Free Insured Fund                       4%                  1%                95%              100%
Delaware Tax-Free USA Intermediate Fund              --                  --               100%              100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

REPORT
       OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund
Voyageur Mutual Funds - Delaware National High-Yield
Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (collectively, the "Funds") as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting the Delaware Group Tax-Free Fund and the Delaware National High-Yield Municipal Bond Fund of Voyageur Mutual Funds at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.




                                             Ernst & Young LLP



Philadelphia, Pennsylvania
October 14, 2005

OTHER                                           DELAWARE NATIONAL TAX-FREE FUNDS
       FUND INFORMATION


PROXY RESULTS

The shareholders of Delaware Group Tax-Free Funds and Voyageur Mutual Funds (each, the "Trust") voted on the following proposals at the special meeting of shareholders on March 23, 2005 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect a Board of Trustees for each of the Trusts.

                                                Delaware Group
                                                Tax-Free Funds                               Voyageur Mutual Funds
                                               ------------------                            ---------------------
                                                             Shares Voted                                       Shares Voted
                                  Shares Voted For        Withheld Authority         Shares Voted For        Withheld Authority
                                 -------------------     --------------------       -------------------     --------------------
Thomas L. Bennett                  37,979,036.513           1,048,233.841            20,895,278.656             360,093.724
Jude T. Driscoll                   38,000,153.644           1,027,116.713            20,914,639.656             340,732.724
John A. Fry                        38,003,289.743           1,023,980.614            20,894,793.656             360,578.724
Anthony D. Knerr                   37,979,818.032           1,037,452.325            20,894,488.656             360,883.724
Lucinda S. Landreth                37,961,415.917           1,065,854.440            20,879,031.656             376,340.724
Ann R. Leven                       37,961,430.648           1,065,839.709            20,857,874.656             397,497.724
Thomas F. Madison                  37,996,204.955           1,031,065.402            20,905,985.656             349,386.724
Janet L. Yeomans                   37,983,172.594           1,044,097.763            20,859,670.656             395,701.724
J. Richard Zecher                  37,951,191.521           1,076,078.836            20,914,639.656             340,732.724


2. To approve the use of a "manager of managers" structure whereby the investment manager of the Funds of each Trust will be able to hire and replace subadvisers without shareholder approval.

                                                                     For                      Against                  Abstain
                                                                    ----                     --------                 --------
Delaware Tax-Free Insured Fund                                  2,901,910.367                203,102.434             188,821.454
Delaware Tax-Free USA Fund                                     22,052,517.324              1,738,327.316           1,287,024.842
Delaware Tax-Free USA Intermediate Fund                         3,874,386.962                210,011.168             129,857.255

BOARD CONSIDERATION OF DELAWARE NATIONAL TAX-FREE FUNDS INVESTMENT ADVISORY AGREEMENT

At a meeting held on May 18-19, 2005 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each a "Fund" and together the "Funds"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board separately received and reviewed independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Lipper reports compared each Fund's investment performance and expenses with those of other comparable mutual funds. The Board also requested and received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager's profitability organized by client type, including the Funds; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit the advisor's ability to fully invest in accordance with each Fund's policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Jude Driscoll, Chairman of the Delaware Investments(R) Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions raised by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments(R) Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreements for the Funds, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreements was in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

OTHER                                           DELAWARE NATIONAL TAX-FREE FUNDS
       FUND INFORMATION (CONTINUED)


BOARD CONSIDERATION OF DELAWARE NATIONAL TAX-FREE FUNDS INVESTMENT ADVISORY AGREEMENT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments(R) Family of Funds complex, the adherence to fair value pricing procedures as established by the Board, and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Funds' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc., noting the receipt by such affiliate of the DALBAR Pyramid Award in four of the last six years and the continuing expenditures by Delaware Investments to increase and improve the scope of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments(R) Family of Funds, including the privilege to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Funds. The Board was pleased by DMC's investment performance, noting Barron's ranking of the Delaware Investments(R) Family of Funds in the top quartile of mutual fund families for 2002 - 2004. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the highest performance is ranked first, and a fund with the lowest is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one, three, five and 10 year periods ended February 28, 2005. The Board noted its objective that each Fund's performance be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board's view of such performance.

DELAWARE TAX-FREE INSURED FUND - The Performance Universe for this Fund consisted of the Fund and all retail and institutional municipal insured debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the second quartile. The Board was satisfied with such performance.

DELAWARE TAX-FREE USA FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the first quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the third quartile. The Board was satisfied with such performance.

DELAWARE TAX-FREE USA INTERMEDIATE FUND -- The Performance Universe for this Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three, five and 10 year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds, Delaware Investments' institutional separate account business and other lines of business at Delaware Investments. The Board stated its belief that, given the differing level of service provided to Delaware Investments' various clients and other factors that related to the establishment of fee levels, variations in the levels of fees and expenses were justified. The Board placed significant emphasis on the comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of similar funds as selected by Lipper (the "Expense Group") and among the other Delaware Investments funds. In reviewing comparative costs, each Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board noted its objective to limit each Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board's view of such expenses.

Delaware Tax-Free Insured Fund -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

OTHER                                           DELAWARE NATIONAL TAX-FREE FUNDS
       FUND INFORMATION (CONTINUED)


BOARD CONSIDERATION OF DELAWARE NATIONAL TAX-FREE FUNDS INVESTMENT ADVISORY AGREEMENT (CONTINUED)

DELAWARE TAX-FREE USA FUND -- The expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

DELAWARE TAX-FREE USA INTERMEDIATE FUND -- The expense comparisons for the Fund showed that its management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND -- The expense comparisons for the Fund showed that its management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisified with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments(R) Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. At the Board's request, management also provided information relating to Delaware Investments' profitability by client type. The information provided set forth the revenue, expenses and pre-tax income/loss attributable to the Delaware Investments(R) Family of Funds, Delaware Investments' separate account business and other lines of business at Delaware Investments. Emphasis was given to the level and type of service provided to the various clients. The Board was satisfied with the level of profits realized by Delaware Investments from its relationships with the Funds and the Delaware Investments Family of Funds.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under each Fund's management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Funds grow, economies of scale may be shared.

DELAWARE INVESTMENTS(R) Family of Funds
       BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
 JUDE T. DRISCOLL(2)        Chairman,         5 Years -          Since August 2000,                92                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       1 Year -          at different times at
                              Trustee          Trustee          Delaware Investments1
  March 10, 1963
                                                              Senior Vice President and
                                                         Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
 THOMAS L. BENNETT            Trustee           Since            Private Investor -                92                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------

    JOHN A. FRY               Trustee          4 Years               President -                   92              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------

 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           92                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938

-----------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            92                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947

-----------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         92             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 92              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                        Director and Audit
                                                                   and Consulting)                             Committee Member -
 February 25, 1936                                            (January 1993 - Present)                         CenterPoint Energy

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             92                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
       19103
                                                                  Ms. Yeomans has
                                                                    held various
  July 31, 1948                                                 management positions
                                                                  at 3M Corporation
                                                                     since 1983.
-----------------------------------------------------------------------------------------------------------------------------------

 J. RICHARD ZECHER            Trustee             Since              Founder -                     92          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
 MICHAEL P. BISHOF            Senior        Chief Financial     Mr. Bishof has served in            92                 None(3)
2005 Market Street        Vice President     Officer since    various executive capacities
 Philadelphia, PA              and         February 17, 2005      at different times at
       19103              Chief Financial                          Delaware Investments.
                              Officer
  August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------

RICHELLE S. MAESTRO  Executive Vice President,   2 Years      Ms. Maestro has served in            92                 None(3)
2005 Market Street      Chief Legal Officer                 various executive capacities
 Philadelphia, PA          and Secretary                        at different times at
       19103                                                    Delaware Investments.

 November 26, 1957
-----------------------------------------------------------------------------------------------------------------------------------

 JOHN J. O'CONNOR      Senior Vice President    Treasurer      Mr. O'Connor has served in          92                 None(3)
2005 Market Street         and Treasurer          since       various executive capacities
 Philadelphia, PA                           February 17, 2005    at different times at
       19103                                                      Delaware Investments.

   June 16, 1957
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group


This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                           AFFILIATED OFFICERS                     CONTACT INFORMATION

JUDE T. DRISCOLL                            MICHAEL P. BISHOF                       INVESTMENT MANAGER
Chairman                                    Senior Vice President and               Delaware Management Company,
Delaware Investments Family of Funds        Chief Financial Officer                 a Series of Delaware Management Business Trust
Philadelphia, PA                            Delaware Investments Family of Funds    Philadelphia, PA
                                            Philadelphia, PA
THOMAS L. BENNETT                                                                   NATIONAL DISTRIBUTOR
Private Investor                            RICHELLE S. MAESTRO                     Delaware Distributors, L.P.
Rosemont, PA                                Executive Vice President,               Philadelphia, PA

JOHN A. FRY                                 Chief Legal Officer and Secretary       SHAREHOLDER SERVICING, DIVIDEND
President                                   Delaware Investments Family of Funds    DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                 Philadelphia, PA                        Delaware Service Company, Inc.
Lancaster, PA                                                                       2005 Market Street
                                            JOHN J. O'CONNOR                        Philadelphia, PA 19103-7094
ANTHONY D. KNERR                            Senior Vice President and Treasurer
Managing Director                           Delaware Investments Family of Funds    FOR SHAREHOLDERS
Anthony Knerr & Associates                  Philadelphia, PA                        800 523-1918
New York, NY
                                                                                    FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                                                                 INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer                                                     800 362-7500
Assurant, Inc.
Philadelphia, PA                                                                    WEB SITE
                                                                                    www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer                                               Delaware Investments is the marketing name for
National Gallery of Art                                                             Delaware Management Holdings, Inc. and
Washington, DC                                                                      its subsidiaries.

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------


(9750)                                                        Printed in the USA
AR-011 [8/05] IVES 10/05                                   MF-05-09-031  PO10446

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett(1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $51,200 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $57,600 for the fiscal year ended August 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,875 for the registrant's fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $37,575 for the registrant's fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act and issuance of agreed upon procedures reports to the Registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant.

--------------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/ Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $9,800 for the fiscal year ended August 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $5,250 for the fiscal year ended August 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended August 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended August 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $215,035 and $218,065 for the registrant's fiscal years ended August 31, 2005 and August 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


DELAWARE GROUP TAX FREE FUND


         Jude T. Driscoll
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Jude T. Driscoll
------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    November 2, 2005


         Michael P. Bishof
------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    November 2, 2005